                                                              File No. 33-53350
                                                                       811-4320


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  -----------

                       POST-EFFECTIVE AMENDMENT NO. 14 TO


                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                   ----------

Exact name of trust:            OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:              OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:

                                One Financial Way
                                Cincinnati, Ohio 45242

Name and complete address of agent for service:

                                Ronald L. Benedict, Esq.
                                Ohio National Life Assurance Corporation
                                P.O. Box 287
                                Cincinnati, Ohio  45201

Notice to:                      W. Randolph Thompson, Esq.
                                Of Counsel
                                Jones & Blouch L.L.P.
                                Suite 405 West
                                1025 Thomas Jefferson Street, N.W.
                                Washington, D.C.  20007

It is proposed that this filing will become effective (check appropriate box):


           immediately upon filing pursuant to paragraph (b) of Rule 485
        ---
           on (date) pursuant to paragraph (b) of Rule 485
        ---
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ---
         X on May 1, 2001 pursuant to paragraph (a)(1) of Rule 485
        ---

If appropriate, check the following box:
        ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST IV"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS

                                  VARI-VEST IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                     OHIO NATIONAL LIFE VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, the Company offers contracts which provide for a reduction of sales load for certain existing policyholders of the Company and Ohio National Life.

The contract is "flexible" because, subject to certain restrictions, it permits you to:

     - adjust the timing and amount of your premium payments,

     - direct net premiums to one or more of the subaccounts of the variable account or to the general account,

     - choose from two death benefit plans, and

     - increase or decrease the level of death benefits under such plans.

The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.

When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

                                  MAY 1, 2001


Form 5560.4

The contract affords you substantial flexibility with your premium payments. You may adopt a planned premium schedule that indicates the level of your intended payments. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of your planned premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum, guideline and planned premiums on the specification page of your contract. After the first two contract years, if you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges. The prospectus does not provide details of all our administrative policies and procedures.

You may allocate your premiums among up to 10 of the investment accounts we offer. Each of the variable subaccounts invests in a corresponding Fund. The available Funds are listed below. The Fund portfolios are described in the accompanying Fund prospectuses. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.

Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.

Form 5560.4

                                AVAILABLE FUNDS


                                               ADVISER (SUBADVISER)
OHIO NATIONAL FUND, INC.                       (Legg Mason Funds Management, Inc.)
Equity Portfolio                               Ohio National Investments, Inc.
Money Market Portfolio                         Ohio National Investments, Inc.
Bond Portfolio                                 Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio           (Federated Global Investment Management
fund)                                          Corp.)
International Portfolio                        (Federated Global Investment Management
International Small Company Portfolio          Corp.)
Capital Appreciation Portfolio                 (Jennison Associates, LLC)
Small Cap Portfolio                            (Founders Asset Management LLC)
Aggressive Growth Portfolio                    (Janus Capital Corporation)
Core Growth Portfolio                          (Pilgrim Baxter & Associates, Ltd.)
Growth & Income Portfolio                      (RS Investment Management, Co. LLC)
Capital Growth Portfolio                       (RS Investment Management, Co. LLC)
S&P 500 Index Portfolio                        Ohio National Investments, Inc.
Social Awareness Portfolio                     Ohio National Investments, Inc.
High Income Bond Portfolio                     (Federated Investment Counseling)
Equity Income Portfolio                        (Federated Investment Counseling)
Blue Chip Portfolio                            (Federated Investment Counseling)



GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund           Goldman Sachs Asset Management
Goldman Sachs CORE U.S. Equity Fund            Goldman Sachs Asset Management
Goldman Sachs Capital Growth Fund              Goldman Sachs Asset Management
JANUS ASPEN SERIES
Growth Portfolio                               Janus Capital Corporation
Worldwide Growth Portfolio                     Janus Capital Corporation
Balanced Portfolio                             Janus Capital Corporation
LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio                            Lazard Asset Management
Emerging Markets Portfolio                     Lazard Asset Management
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                  Strong Capital Management, Inc.
Strong Opportunity Fund II
  (a mid cap/small cap fund)                   Strong Capital Management, Inc.


Form 5560.4

                               TABLE OF CONTENTS


Definitions.............................      5
Introduction............................      7
Assumptions and Scope of Prospectus.....      7
Summary.................................      7
  Ohio National Financial Services
     Group..............................      8
  Ohio National Life Assurance
     Corporation........................      8
  The Ohio National Life Insurance
     Company............................      8
  Ohio National Variable Account R......      8
  The Funds.............................      8
  Death Benefits........................      8
  Accumulation Value....................      8
  Premiums..............................      9
  Charges and Deductions................     10
  Federal Tax Matters...................     11
Ohio National Financial Services
  Group.................................     11
  Ohio National Life Assurance
     Corporation........................     11
  The Ohio National Life Insurance
     Company ("Ohio National Life").....     11
  Ohio National Variable Account R
     ("VAR")............................     11
  The Funds.............................     12
  Mixed and Shared Funding..............     12
Death Benefits..........................     13
  Plan A -- Level Benefit...............     13
  Plan B -- Variable Benefit............     14
  Change in Death Benefit Plan..........     14
  Death Benefit Guarantee...............     15
  Changes in Stated Amount..............     15
Accumulation Value......................     16
  Determination of Variable Accumulation
     Values.............................     16
  Accumulation Unit Values..............     17
  Net Investment Factor.................     17
  Loans.................................     17
  Surrender Privileges..................     18
  Maturity..............................     19
Premiums................................     19
  Purchasing a Contract.................     19
  Payment of Premiums...................     20
  Initial Premiums......................     20
  Term Insurance Conversion Credit......     20
  Minimum Premiums......................     20
  Planned Premiums......................     21
  Allocation of Premiums................     21
  Transfers.............................     21
  Dollar Cost Averaging.................     22
  Electronic Access.....................     22
  Lapse.................................     22
  Reinstatement.........................     23
  Conversion............................     23
  Free Look.............................     23
  Refund Right..........................     23
Charges And Deductions..................     24
  Premium Expense Charge................     24
  Ohio National Life Employee
     Discount...........................     25
  Monthly Deduction.....................     25
  Risk Charge...........................     26
  Surrender Charge......................     26
  Service Charges.......................     28
  Other Charges.........................     28
General Provisions......................     30
  Voting Rights.........................     30
  Additions, Deletions or Substitutions
     of Investments.....................     30
  Annual Report.........................     30
  Limitation on Right to Contest........     31
  Misstatements.........................     31
  Suicide...............................     31
  Beneficiaries.........................     31
  Postponement of Payments..............     31
  Assignment............................     32
  Non-Participating Contract............     32
The General Account.....................     32
  General Description...................     32
  Accumulation Value....................     32
  Optional Insurance Benefits...........     32
  Settlement Options....................     33
Distribution of The Contract............     33
Management of the Company...............     34
Custodian...............................     34
State Regulation of The Company.........     34
Federal Tax Matters.....................     35
  Contract Proceeds.....................     35
  Avoiding Modified Endowment
     Contracts..........................     35
  Correction of Modified Endowment
     Contract...........................     36
  Right to Charge for Company Taxes.....     36
Employee Benefit Plans..................     36
Legal Proceedings.......................     36
Legal Matters...........................     36
Experts.................................     37
Registration Statement..................     37
Financial Statements....................     37
  Ohio National Life Assurance
     Corporation Financial Statements...     38
  Ohio National Variable Account R
     Financial Statements...............     56
Appendix A..............................     76
  Hypothetical Historical
     Illustrations......................     76


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Form 5560.4

                                  DEFINITIONS

Accumulation Value -- the sum of the contract's values in the subaccounts, the general account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended, and all related regulations.

Commission -- the Securities and Exchange Commission.

Contract -- the Vari-Vest IV flexible premium variable life insurance contract.

Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will never lapse if you have met the minimum premium requirement.


General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.


Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin contract coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of VAR and the general account.

Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.

Form 5560.4

Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge -- a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

VAR -- Ohio National Variable Account R.

Form 5560.4

                                  INTRODUCTION

As described on the cover page of this prospectus, the Vari-Vest IV contract offered hereby is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects.

     - You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.

     - You may surrender the contract at any time and receive its cash surrender value.

     - After the first contract year, you may borrow up to the loan value of the contract.

     - To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.

     - Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.

     - You direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select. Values are neither guaranteed nor limited to an assumed rate of interest.

     - You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.

Under either death benefit plan you may increase the stated amount of insurance coverage any time after the first contract year and decrease the stated amount two years after the issue date.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to VAR and contains only selected information regarding the general account. For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:

     - "you", the "contractowner" and the "insured" are the same person,

     - the death benefit guarantee is in effect,

     - the cash surrender value of your contract is sufficient to pay the next monthly deduction,

     - there is no outstanding contract indebtedness,

     - the death benefit is not determined by the corridor percentage test,

     - the contract is not backdated, and

     - payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                    SUMMARY

This summary presents selected information in the same order and uses the same headings as the body of the prospectus. See the table of contents to find fuller discussions of each item. See the "Definitions," above, for the meaning of various terms.

Form 5560.4

OHIO NATIONAL FINANCIAL SERVICES GROUP:

OHIO NATIONAL LIFE ASSURANCE CORPORATION -- a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $7.5 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Ohio National Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to VAR are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.

There is a separate subaccount within VAR corresponding to each of the Funds listed on page 3. The assets of each are invested exclusively in shares of one of the Funds.

THE FUNDS The operations of each Fund, its investment adviser and its investment objectives and policies are described in its prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the Funds.

DEATH BENEFITS You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee (except in Texas). Under this provision, we guarantee that the death benefit will never be less than the stated amount during the death benefit guarantee period, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of VAR and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Form 5560.4

Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%. Currently, we credit interest at an annual rate of 6.75%. If you have attained at least age 65 and the contract is at least 10 years old, we will credit interest at a guaranteed annual rate of 8%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS An initial premium is required to purchase a contract. In addition, you must pay a minimum premium during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium schedule as it is only a planning device.

Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers -- we allow transfers of cash values among the subaccounts of VAR and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums in

Form 5560.4
the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to pay the minimum premiums after the second contract year, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.


Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid or the contract value, depending on your state's laws. The free look period expires 20 days from your receipt of the contract or evidence of increase.


Refund Right -- if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

CHARGES AND DEDUCTIONS We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:


(a) from premiums we deduct a premium expense charge in proportion to your current premium allocation choices. The premium expense charge includes:


     - a 4% deduction from premium payments for the life of the contract. This charge and the contingent deferred sales charge referred to in paragraph
       (d) below compensate us for sales and distribution expenses,

     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%;


(b) against the accumulation value we make a monthly deduction, deducted in proportion to the values in your various subaccounts and the General Account, covering:


     - the cost of insurance,

     - administrative expenses ($5),

     - the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and

     - the cost of any optional insurance benefit added by rider;


(c) against the assets of the variable subaccounts, and in proportion to the values in your various subaccounts, we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of lapse, full surrender, certain partial surrenders and decreases in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount. These surrender charges apply during the first ten contract years following the contract date and the date of any increase in stated amount.

Form 5560.4

Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, you may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

In addition to the foregoing charges and deductions, we assess the following three service charges:

     - for partial surrenders the lesser of $25 or 2% of the amount surrendered,

     - up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and,

     - $25 for any special illustration of contract benefits that you may request.

Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the Fund prospectuses.

FEDERAL TAX MATTERS All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract", any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc.


It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $7.5 billion and equity in excess of $700 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 under Ohio insurance laws. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the

Form 5560.4
benefit of contractowners and persons entitled to payments under the contract. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.

VAR has subaccounts corresponding to each of the Funds listed on page 3. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act of 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as described in the Fund prospectuses. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAR. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

For additional information concerning the Funds, including their investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAR, certain Fund shares are offered to Ohio National Life's separate accounts for variable annuity contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans, to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAR's participation in a Fund. Material conflicts could result from such things as:

     - changes in state insurance law;

     - changes in federal income tax law;

     - changes in the investment management of any portfolio of one of the Funds, or

     - differences in voting instructions given by different types of contract owners.

Form 5560.4

                                 DEATH BENEFITS

As long as the contract remains in force we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options.

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of

     - the contract's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

                CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR
ATTAINED AGE   PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
------------   ----------   --------   ----------   --------   ----------   --------   ----------
40 & below      150  %       52          71  %        64         22  %       91          4  %
    41          143          53          64           65         20          92          3
    42          136          54          57           66         19          93          2
    43          129          55          50           67         18          94          1
    44          122          56          46           68         17          95          0
    45          115          57          42           69         16
    46          109          58          38           70         15
    47          103          59          34           71         13
    48           97          60          30           72         11
    49           91          61          28           73         9
    50           85          62          26           74         7
    51           78          63          24         75-90        5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

Form 5560.4

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% x $80,000). Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

Form 5560.4

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee (except in Texas) that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premiums. (See
"Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you

     - double your stated amount or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges.

Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only premiums allocated to an increase within two years after the increase up to two guideline annual premiums for that increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after that two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract.

Form 5560.4

Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the surrender charges and your cost of insurance charge on your remaining coverage a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable subaccounts of VAR. The general account and the loan collateral account are discussed elsewhere in this prospectus.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your contract will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and
(4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

Form 5560.4

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 4% at any time. If you have attained at least age 65 and the contract is at least 10 years old, we will credit interest at a guaranteed annual rate of 8%. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we

Form 5560.4
will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your accumulation surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability.

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus

     - any outstanding contract indebtedness,

     - an amount sufficient to cover the next two monthly deductions and

     - the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Form 5560.4

Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year.

MATURITY

We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 95th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum

Form 5560.4
premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period, we will refund to you all amounts you have paid under the contract.



If you choose to cancel your contract during the free look period, we will refund the premiums you have paid, or the contract value, depending on your state's laws.


PAYMENT OF PREMIUMS

Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

If a premium payment is dishonored, you will be liable to us for any changes in the market value between the date received and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. This premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

TERM INSURANCE CONVERSION CREDIT

We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.

MINIMUM PREMIUMS

During the first two contract years, you must pay the minimum premium to keep the contract in force. Failure to pay the minimum premium during the first two contract years will result in the termination of your contract after the 61 day grace period ends. After the second contract year, you must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. The monthly deduction for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect.

To pay the minimum premium, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

Form 5560.4

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that your planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show personalized hypothetical illustrations of your contract values under various performance scenarios and assumed rates of return one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of

Form 5560.4
a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, we may limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if we or the Fund, in our or their discretion, believes that the portfolio might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a pre-existing Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer request is not made, we will notify you. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING

We administer a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount

     - from any variable subaccount to any of the other subaccounts or the general account, or

     - if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts.


The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. We may discontinue the DCA program at any time.


DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.


ELECTRONIC ACCESS



If you first give us a pre-authorization form, contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 8:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8 or by accessing our web site at www.ohionational.com. You may only make one electronic or telephonic transfer (collectively "electronic") per day. We will honor pre-authorized electronic transfer instructions from anyone who provides the requested personal identifying information. We will not honor electronic transfer requests after the contractowner's death. For added security, we send the contractowner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE ITS USE.


LAPSE

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract.

Form 5560.4

If you fail to pay the minimum premium after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

FREE LOOK


You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase, or the contract value, depending on your state's laws.


REFUND RIGHT

Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.

The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years

Form 5560.4
described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain premium payments made during the first two contract years. As a result, the refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund.

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE


Each premium payment is subject to a premium expense charge which is deducted in proportion to your current premium allocation choices. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.


Form 5560.4

Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge.

The same loading pattern is applied to the portion of premiums paid subsequent to an increase in stated amount which are allocated to such increase.

The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date,

     - or the date the initial payment is received.

The subsequent credit, which is based on 3% of first year premium in excess of the maximum commissionable premium plus 3% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six contract years, the 45% initial credit on the increase described above substitutes for the 3% subsequent credit on that portion of the premium attributable to the increase.

MONTHLY DEDUCTION


As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the contract.


The monthly deduction consists of:

     - the cost of insurance,

     - an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices,

     - a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

Form 5560.4

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

(iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

RISK CHARGE


Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed in proportion to the values in your various subaccounts and at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.


SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value, except during the first two years from the date of issue or increase. If you surrender your contract in full or it lapses during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge. (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay

Form 5560.4
a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.

The contingent deferred sales charge for an increase is a percentage of premiums allocated to that increase during the two years following the effective date of the increase. The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:

AGE AT ISSUE                                              74 AND
OR INCREASE   0-55    55-60    61-65    66-68    69-73     OVER
------------  ----    -----    -----    -----    -----    ------
   Charge     46%      38%      30%      26%      20%      13%

This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge.

While we are not obligated to do so under the contract, we currently intend to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year the charge applies.

 YEAR   PERCENTAGE OF TOTAL CHARGE
 ----   --------------------------
1 to 6             100%
  7                 80%
  8                 60%
  9                 40%
  10                20%
  11                0%

We may impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. The charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

               AGE AT ISSUE                                                 61 AND
               OR INCREASE                     0-40     41-50     51-60      OVER
               ------------                   ------    ------    ------    ------
Charge per $1,000 of Stated Amount            $ 3.00    $ 4.00    $ 5.00    $ 6.00
Maximum                                       $1,500    $2,000    $2,500    $3,000

Form 5560.4

While we are not obligated to do so under the contract, we currently intend to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage of the total charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year the charge applies.

 YEAR   PERCENTAGE OF TOTAL CHARGE
 ----   --------------------------
1 to 4       100%
  5           75%
  6           50%
  7           25%
  8           0%

We may impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.

The contingent deferred insurance underwriting charge compensates us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.

SERVICE CHARGES

A charge (currently $3 and is guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date.

OTHER CHARGES

We may also charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses.

The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are described in the Fund prospectuses.

Form 5560.4

The total expenses of each of the Funds in 2000, as a percent of each Fund's net assets, were:



       OHIO NATIONAL FUND, INC.:
         Money Market Portfolio*...................................
         Equity Portfolio..........................................
         Bond Portfolio............................................
         Omni Portfolio............................................
         S&P 500 Index Portfolio...................................
         International Portfolio*..................................
         International Small Company Portfolio.....................
         Capital Appreciation Portfolio............................
         Small Cap Portfolio.......................................
         Aggressive Growth Portfolio...............................
         Core Growth Portfolio.....................................
         Growth & Income Portfolio.................................
         Capital Growth Portfolio..................................
         Social Awareness Portfolio................................
         High Income Bond Portfolio................................
         Equity Income Portfolio...................................
         Blue Chip Portfolio.......................................
       GOLDMAN SACHS VARIABLE INSURANCE TRUST:
         Goldman Sachs Growth and Income Fund*.....................
         Goldman Sachs CORE U.S. Equity Fund.......................
         Goldman Sachs Capital Growth Fund*........................
       JANUS ASPEN SERIES:
         Growth Portfolio..........................................
         Worldwide Growth Portfolio................................
         Balanced Portfolio........................................
       LAZARD RETIREMENT SERIES, INC.:
         Small Cap Portfolio*......................................
         Emerging Markets Portfolio*...............................
       STRONG VARIABLE INSURANCE FUNDS, INC.:
         Strong Mid Cap Growth Fund II*............................
         Strong Opportunity Fund II................................


* The investment advisers of these Funds voluntarily waived part or all of their fee and/or reimbursed the Fund to reduce Fund expenses. Without these voluntary fee waivers and reimbursements, the total expenses of these Funds would have been:


       OHIO NATIONAL FUND, INC.:
         Money Market Portfolio....................................
         International Portfolio...................................
       GOLDMAN SACHS VARIABLE INSURANCE TRUST:
         Goldman Sachs Growth and Income Fund......................
         Goldman Sachs Capital Growth Fund.........................
       LAZARD RETIREMENT SERIES, INC.:
         Small Cap Portfolio.......................................
         Emerging Markets Portfolio................................
       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
         U.S. Real Estate Portfolio................................
       STRONG VARIABLE INSURANCE FUNDS, INC.
         Strong Mid Cap Growth II..................................


Form 5560.4

                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by VAR which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.

Form 5560.4

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i) is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of contractowners; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Form 5560.4

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to VAR are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.

ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family

Form 5560.4
plan/children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract, any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc. ("ONEQ"), another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with ONEQ, we reimburse it for any expenses incurred by it in connection with the distribution of the contracts. This agreement may be terminated at any time by either party on 60 days' written
notice. During 2000, VAR received $             in premium payments for variable
life insurance contracts. From this amount, we paid ONEQ $             in sales
loads.


The officers and directors of ONEQ are:

David B. O'Maley..........................  Director and Chairman
John J. Palmer............................  Director and President
Thomas A. Barefield.......................  Senior Vice President
Trudy K. Backus...........................  Director and Vice President
James I. Miller II........................  Director and Vice President
Ronald L. Benedict........................  Director and Secretary
Barbara A. Turner.........................  Operations Vice President, Treasurer and
                                            Compliance Officer

Form 5560.4

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS


                     NAME                                   RELATIONSHIP WITH COMPANY*
                     ----                                   --------------------------
Trudy K. Backus                                   Vice President, Individual Insurance Services
Thomas A. Barefield                               Senior Vice President, Institutional Sales
Howard C. Becker                                  Senior Vice President, Individual Insurance &
                                                  Corporate Services
Ronald L. Benedict                                Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                   Senior Vice President, Information Systems
Roylene M. Broadwell                              Vice President & Treasurer
Michael A. Boedeker                               Senior Vice President, Investments
Christopher A. Carlson                            Senior Vice President, Investments
David W. Cook                                     Senior Vice President & Actuary
Dennis C. Twarogowski                             Vice President, Career Marketing
Ronald J. Dolan                                   Director and Executive Vice President & Chief
                                                  Financial Officer
John Houser III                                   Vice President, Claims
Thomas O. Olson                                   Vice President, Underwriting
David B. O'Maley                                  Director and Chairman, President & Chief
                                                  Executive Officer
John J. Palmer                                    Director & Executive Vice President, Strategic
                                                  Initiatives
George B. Pearson                                 Vice President, PGA Marketing
D. Gates Smith                                    Executive Vice President, Agency and Group
                                                  Distribution
Michael D. Stohler                                Vice President, Mortgages & Real Estate
Stuart G. Summers                                 Director and Executive Vice President &
                                                  General Counsel


*The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us. The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

                                   CUSTODIAN

Pursuant to a written agreement, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. The fee of the custodian for services rendered to VAR is paid by us. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.

                        STATE REGULATION OF THE COMPANY

We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of VAR and verifies their adequacy.

Form 5560.4

A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.


AVOIDING MODIFIED ENDOWMENT CONTRACTS



If you have previously authorized Ohio National to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the contract to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.


Form 5560.4

If you have not given Ohio National prior authorization to hold your premium payment and we determine your premium payment will cause your contract to become a MEC, Ohio National will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the contract to be treated as a MEC for tax purposes, Ohio National will refund the premium payment to you within five business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.



Or, at the time we contact you, you may direct us to hold your premium payment for up to ten business days before applying the premium payment if this will not create a MEC.



If we are unable to confirm your intentions within two business days of receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your contract will be treated as a MEC for federal income tax purposes.


CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.


RIGHT TO CHARGE FOR COMPANY TAXES


We are taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to VAR.

                                 LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and

Form 5560.4
our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.

                                    EXPERTS


The financial statements of VAR as of December 31, 2000 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 2000 and 1999 and for the periods indicated herein included in this prospectus have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Vari-Vest IV contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, VAR, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in VAR.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              Financial Statements

                           December 31, 1999 and 1998

                   With Independent Auditors' Report Thereon

Form 5560.4

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1999 in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Cincinnati, Ohio
January 28, 2000

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                 1999         1998
                                                              ----------    ---------
ASSETS
Investments (notes 4, 7 and 8):
  Fixed maturities available-for-sale, at fair value          $  532,963      606,434
  Fixed maturities held-to-maturity, at amortized cost            98,542       97,576
  Mortgage loans on real estate, net                             262,516      229,647
  Policy loans                                                    44,001       40,597
  Short-term investments                                          68,954        8,997
                                                              ----------    ---------
          Total investments                                    1,006,976      983,251
Cash                                                               4,166        6,203
Accrued investment income                                         11,515       11,963
Deferred policy acquisition costs                                177,062      138,582
Reinsurance recoverables                                         117,612      105,119
Other assets                                                       3,177        3,791
Assets held in Separate Accounts                                 164,473      103,306
                                                              ----------    ---------
          Total assets                                        $1,484,981    1,352,215
                                                              ==========    =========
LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                    $1,081,024    1,001,501
Other policyholder funds                                           2,300        2,357
Accrued Federal income tax (note 6):
  Current                                                            820        1,796
  Deferred                                                         1,735       11,355
Other liabilities                                                 12,865       19,705
Liabilities related to Separate Accounts                         164,473      103,306
                                                              ----------    ---------
          Total liabilities                                    1,263,217    1,140,020
                                                              ----------    ---------
Stockholder's equity (notes 3 and 9):
  Class A common stock; authorized 10,000 shares of $3,000
     par value; issued and outstanding 3,200 shares                9,600        9,600
  Additional paid-in capital                                      27,025       27,025
  Accumulated other comprehensive (loss) income                   (7,382)      12,211
  Retained earnings                                              192,521      163,359
                                                              ----------    ---------
          Total stockholder's equity                             221,764      212,195
Commitments and contingencies (notes 11 and 12)
                                                              ----------    ---------
          Total liabilities and stockholder's equity          $1,484,981    1,352,215
                                                              ==========    =========

                See accompanying notes to financial statements.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN THOUSANDS)

                                                                1999       1998       1997
                                                              --------    -------    -------
Revenues (note 11):
  Universal life, annuity and investment product policy
     charges                                                  $ 66,550     60,609     51,020
  Traditional life and accident and health insurance
     premiums                                                    8,708     10,975     10,512
  Net investment income (note 4)                                76,688     69,547     61,348
  Net realized (losses) gains on investments (note 4)           (1,571)       201      1,411
                                                              --------    -------    -------
                                                               150,375    141,332    124,291
                                                              --------    -------    -------
Benefits and expenses (notes 10 and 11):
  Benefits and claims                                           80,794     76,663     67,230
  Amortization of deferred policy acquisition costs              9,131     12,249      5,487
  Other operating costs and expenses                            15,585     12,446     13,156
                                                              --------    -------    -------
                                                               105,510    101,358     85,873
                                                              --------    -------    -------
     Income before Federal income tax                           44,865     39,974     38,418
                                                              --------    -------    -------
Federal income tax (note 6):
  Current expense                                               13,071     16,013     14,361
  Deferred tax expense (benefit)                                 2,632     (1,771)       315
                                                              --------    -------    -------
                                                                15,703     14,242     14,676
                                                              --------    -------    -------
     Net income                                               $ 29,162     25,732     23,742
                                                              ========    =======    =======

                See accompanying notes to financial statements.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1987
                                 (IN THOUSANDS)

                                                                  ACCUMULATED
                                                   ADDITIONAL        OTHER                        TOTAL
                                        CAPITAL     PAID-IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                        SHARES      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                        -------    ----------    -------------    --------    -------------
1997:
  Balance, beginning of year            $9,600       27,025           1,293       113,885        151,803
  Comprehensive income:
     Net income                             --           --              --        23,742         23,742
     Other comprehensive income (note
       13)                                  --           --           9,034            --          9,034
                                                                                                 -------
  Total comprehensive income                                                                      32,776
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025          10,327       137,627        184,579
                                        ======       ======         =======       =======        =======
1998:
  Balance, beginning of year            $9,600       27,025          10,327       137,627        184,579
  Comprehensive income:
     Net income                             --           --              --        25,732         25,732
     Other comprehensive income (note
       13)                                  --           --           1,884            --          1,884
                                                                                                 -------
  Total comprehensive income                                                                      27,616
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025          12,211       163,359        212,195
                                        ======       ======         =======       =======        =======
1999
  Balance, beginning of year            $9,600       27,025          12,211       163,359        212,195
  Comprehensive income:
     Net income                             --           --              --        29,162         29,162
     Other comprehensive loss (note
       13)                                  --           --         (19,593)           --        (19,593)
                                                                                                 -------
  Total comprehensive income                                                                       9,569
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025          (7,382)      192,521        221,764
                                        ======       ======         =======       =======        =======

                See accompanying notes to financial statements.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

                                                               1999         1998        1997
                                                             ---------    --------    --------
Cash flows from operating activities:
  Net income                                                 $  29,162      25,732      23,742
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Capitalization of deferred policy acquisition costs     (26,790)    (28,516)    (23,855)
       Amortization of deferred policy acquisition costs         9,131      12,443       5,787
       Amortization and depreciation                               184         213       1,297
       Realized losses (gains) on invested assets, net           1,571        (201)     (1,411)
       Increase (decrease) in accrued investment income            448      (1,780)     (1,518)
       Increase in reinsurance receivables and other assets    (11,995)    (24,669)     (6,225)
       Increase in policyholder account balances                14,650      19,025       6,672
       (Decrease) increase in other policyholder funds             (57)       (145)        215
       (Decrease) increase in current Federal income tax
          payable                                                 (976)        921         184
       Increase (decrease) in other liabilities                 (6,724)      4,831       2,539
       Deferred income taxes                                     2,632      (1,771)        315
       Other, net                                                  919        (864)     (5,396)
                                                             ---------    --------    --------
          Net cash provided by operating activities             12,155       5,219       2,346
                                                             ---------    --------    --------
Cash flows from investing activities:
  Proceeds from maturity of fixed maturities
     available-for-sale                                         32,314      32,256      84,974
  Proceeds from maturity of fixed maturities
     held-to-maturity                                            7,944       7,964      11,039
  Proceeds from repayment of mortgage loans on real estate      22,351      38,862      46,468
  Cost of fixed maturities available-for-sale acquired         (14,965)   (123,507)   (136,593)
  Cost of fixed maturities held-to-maturity acquired            (8,079)    (48,181)    (25,966)
  Cost of mortgage loans on real estate acquired               (55,270)    (53,186)    (84,114)
  Change in policy loans, net                                   (3,404)     (2,471)     (3,191)
                                                             ---------    --------    --------
          Net cash used in investing activities                (19,109)   (148,263)   (107,383)
                                                             ---------    --------    --------
Cash flows from financing activities:
  Increase in universal life and investment product account
     balances                                                  227,664     265,733     205,445
  Decrease in universal life and investment product account
     balances                                                 (162,790)   (133,570)   (110,729)
                                                             ---------    --------    --------
          Net cash provided by financing activities             64,874     132,163      94,716
                                                             ---------    --------    --------
Net increase (decrease) in cash and cash equivalents            57,920     (10,881)    (10,321)
Cash and cash equivalents, beginning of year                    15,200      26,081      36,402
                                                             ---------    --------    --------
Cash and cash equivalents, end of year                       $  73,120      15,200      26,081
                                                             =========    ========    ========

                See accompanying notes to financial statements.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

(1) ORGANIZATION AND BUSINESS DESCRIPTION

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

     Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

     Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

     Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see Note 3).

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

     (a) VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

        The Company is required to classify its fixed maturity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

        Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

        Realized gains and losses on the sale of investments are determined on the basis of specific security identification, net of associated deferred acquisition costs and capital gains expenses. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

     (b) REVENUES AND BENEFITS

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

        Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

        Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

     (c) DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).

     (d) SEPARATE ACCOUNTS

        Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (e) FUTURE POLICY BENEFITS

        Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 5).

        Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

     (f) FEDERAL INCOME TAX

        ONLAC is included as part of the consolidated Federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

     (g) REINSURANCE CEDED

        Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (h) CASH EQUIVALENTS

        For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (i) COMPREHENSIVE INCOME

        Comprehensive income is the total of net income and all non-owner changes in equity.

     (j) USE OF ESTIMATES

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

        The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(3) BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with GAAP which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Department of Insurance of the State of Ohio, are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis capital and surplus of ONLAC as of December 31, 1999 and 1998 was $119,569 and $114,373, respectively. The statutory basis net income of ONLAC for the years ended December 31, 1999, 1998, and 1997 was $20,567, $16,524, and $15,540, respectively.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

(4) INVESTMENTS

An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                                  REALIZED GAINS (LOSSES)
                                        INVESTMENT INCOME              ON INVESTMENTS
                                   ---------------------------    ------------------------
                                    1999       1998      1997      1999      1998    1997
                                   -------    ------    ------    -------    ----    -----
Fixed maturities
  available-for-sale               $43,620    40,678    34,847    $(2,454)    300      346
Fixed maturities held-to-maturity    7,779     5,036     4,222        830       2      185
Mortgage loans on real estate       21,608    19,636    18,007         98      58      900
Short-term                           1,293     1,824     2,121
Other                                3,339     2,898     2,749
                                   -------    ------    ------    -------    ----    -----
           Total                    77,639    70,072    61,946     (1,526)    360    1,431
Investment expenses                   (951)     (525)     (598)
DAC amortization                                                       11    (194)      --
Change in valuation allowance for
  mortgage loans on real estate                                       (56)     35      (20)
                                   -------    ------    ------    -------    ----    -----
        Net investment income      $76,688    69,547    61,348
                                   =======    ======    ======
        Net realized (losses)
           gains on investments                                   $(1,571)    201    1,411
                                                                  =======    ====    =====

The components of unrealized gains on fixed maturities available-for-sale, net, were as follows as of December 31:

                                                       1999       1998
                                                     --------    -------
Gross unrealized gains (losses)                      $(19,337)    32,911
  Adjustment to deferred policy acquisition costs       8,407    (11,803)
  Deferred Federal income tax                           3,548     (8,897)
                                                     --------    -------
                                                     $ (7,382)    12,211
                                                     ========    =======

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity were as follows:

                                              DECEMBER 31, 1999                                  DECEMBER 31, 1998
                               -----------------------------------------------    -----------------------------------------------
                                             GROSS        GROSS      ESTIMATED                  GROSS        GROSS      ESTIMATED
                               AMORTIZED   UNREALIZED   UNREALIZED     FAIR       AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                 COST        GAINS        LOSSES       VALUE        COST        GAINS        LOSSES       VALUE
                               ---------   ----------   ----------   ---------    ---------   ----------   ----------   ---------
Fixed maturities
  available-for- sale:
  U.S. Treasury securities
    and obligations of U.S.
    government operations and
    agencies                   $ 52,716      1,215          (616)      53,315       52,778       9,530           --       62,308
  Obligations of states and
    political subdivisions        4,066         22           (33)       4,055        5,202         265          (36)       5,431
  Corporate securities          349,968      3,517       (21,568)     331,917      377,168      21,463       (6,381)     392,250
  Mortgage-backed securities    145,550        580        (2,454)     143,676      138,375       8,210         (140)     146,445
                               --------      -----       -------      -------      -------      ------       ------      -------
                               $552,300      5,334       (24,671)     532,963      573,523      39,468       (6,557)     606,434
                               ========      =====       =======      =======      =======      ======       ======      =======
Fixed maturities
  held-to-maturity:
  Corporate securities         $ 96,007      1,224        (4,380)      92,851       95,011       8,008          (14)     103,005
  Other                           2,535         19            --        2,554        2,565         483           --        3,048
                               --------      -----       -------      -------      -------      ------       ------      -------
                               $ 98,542      1,243        (4,380)      95,405       97,576       8,491          (14)     106,053
                               ========      =====       =======      =======      =======      ======       ======      =======

The amortized cost and estimated fair value of fixed maturities available-for-sale and fixed maturities held-to-maturity as of December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              FIXED MATURITY SECURITIES
                                                 ---------------------------------------------------
                                                   AVAILABLE-FOR-SALE           HELD-TO-MATURITY
                                                 -----------------------    ------------------------
                                                 AMORTIZED    ESTIMATED     AMORTIZED     ESTIMATED
                                                   COST       FAIR VALUE      COST       FAIR VALUE
                                                 ---------    ----------    ---------    -----------
Due in one year or less                          $    860          866          154           149
Due after one year through five years              63,763       63,580       11,389        11,027
Due after five years through ten years            146,564      141,997       26,179        25,346
Due after ten years                               341,113      326,520       60,820        58,883
                                                 --------      -------       ------        ------
                                                 $552,300      532,963       98,542        95,405
                                                 ========      =======       ======        ======

Sales of fixed maturities available-for-sale in 1999 resulted in proceeds of $29,040, with gross realized gain of $155 and gross realized losses of $1,140, excluding calls. There were no sales of fixed maturities available-for-sale in 1998 and 1997. Investments with an amortized cost of $4,008 and $3,460 as of December 31, 1999 and 1998, respectively, were on deposit with various regulatory agencies as required by law. Realized gains on fixed maturities held-to-maturity relate to calls.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1999, and no foreclosures are in process as of December 31, 1999.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

(5) FUTURE POLICY BENEFIT AND CLAIMS

The liability for future policy benefits for universal life policies and investment contracts (approximately 86% of the total liability for future policy benefits as of December 31, 1999 and 1998) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 6.3% and 5.6% as of December 31, 1999 and 1998, respectively.

The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest.

The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after
1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(6) FEDERAL INCOME TAX

In prior years, under superseded tax acts, the Company deferred income and accumulated amounts into a Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1999.

Total income taxes for the year ended December 31, 1999, 1998, and 1997 were allocated as follows:

                                               1999       1998      1997
                                              -------    ------    ------
Operations                                    $15,703    14,242    14,676
Unrealized gains (losses) on securities
  available-for-sale                          (12,445)      947     5,080
                                              -------    ------    ------
                                              $ 3,258    15,189    19,756
                                              =======    ======    ======

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

Total Federal income tax expense for the years ended December 31, 1999, 1998, and 1997 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax as follows:

                                           1999               1998               1997
                                      ---------------    ---------------    ---------------
                                      AMOUNT      %      AMOUNT      %      AMOUNT      %
                                      -------    ----    -------    ----    -------    ----
Computed (expected) tax expense       $15,703    35.0    $13,991    35.0    $13,447    35.0
Differential earnings                      --     0.0       (225)   (0.6)       611     1.6
Tax exempt interest and dividends
  received deduction                      (87)   (0.6)       (57)   (0.1)       (20)   (0.1)
Other, net                                 87     0.6        533     1.3        638     1.7
                                      -------    ----    -------    ----    -------    ----
           Total expense and
             effective rate           $15,703    35.0    $14,242    35.6    $14,676    38.2
                                      =======    ====    =======    ====    =======    ====

Total Federal income tax paid during the years ended December 31, 1999, 1998, and 1997 was $14,540, $15,092, and $14,176 (net of refunds of $493, $1,773, and
$0), respectively.

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1999 and 1998 are as follows:

                                                        1999       1998
                                                       -------    -------
Deferred tax assets:
  Future policy benefits                               $28,087     32,780
  Mortgage loans and real estate                           830        811
  Other                                                  5,487         76
                                                       -------    -------
           Total gross deferred tax assets              34,404     33,667
                                                       -------    -------
Deferred tax liabilities:
     Deferred policy acquisition costs                  35,236     33,201
     Fixed maturities available-for-sale                   723     11,821
     Other                                                 180         --
                                                       -------    -------
           Total gross deferred tax liabilities         36,139     45,022
                                                       -------    -------
           Net deferred tax liability                  $(1,735)   (11,355)
                                                       =======    =======

The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 1999 and 1998. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 1999.

(7) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     Cash, Short-Term Investments, Policy Loans and Other Policyholder Funds -- The carrying amount reported in the balance sheet for these instruments approximate their fair value.

     Investment Securities -- Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.

     Separate Account Assets and Liabilities -- The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     Mortgage Loans on Real Estate -- The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Deferred and Immediate Annuities and Investment Contracts -- Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

The carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31:

                                                            1999                      1998
                                                   ----------------------    ----------------------
                                                   CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                                    AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                   --------    ----------    --------    ----------
           ASSETS
             Investments:
                Fixed maturities
                   available-for-sale              $532,963     532,963      606,434      606,434
                Fixed maturities held-to-maturity    98,542      95,405       97,576      106,053
                Mortgage loans on real estate       262,516     256,824      229,647      250,380
                Policy loans                         44,001      44,001       40,597       40,597
                Short-term investments               68,954      68,954        8,997        8,997
             Cash                                     4,166       4,166        6,203        6,203
             Assets held in Separate Accounts       164,473     164,473      103,306      103,306
           LIABILITIES
             Deferred and immediate annuity
                contracts                          $107,777     106,111      104,464      105,010
             Other policyholder funds                 2,300       2,300        2,357        2,357
             Liabilities related to Separate
                Accounts                            164,473     164,473      103,306      103,306

(8) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 10% in any state at December 31, 1999. The summary below depicts loan exposure of remaining principal balances type at December 31:

                                                                           1999       1998
                                                                         --------    -------
            MORTGAGE ASSETS BY TYPE:
              Retail                                                     $ 85,080     75,553
              Office                                                       56,260     50,323
              Apartment                                                    62,304     48,017
              Industrial                                                   41,588     36,926
              Other                                                        19,657     21,145
                                                                         --------    -------
                                                                          264,889    231,964
                       Less valuation allowances                            2,373      2,317
                                                                         --------    -------
                       Total mortgage loans on real estate, net          $262,516    229,647
                                                                         ========    =======

(9) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS ON RETAINED EARNINGS

Based upon the December 31, 1999 and 1998 financial statements, the Company exceeds all required risk-based capital levels.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio law. As of December 31, 1999, $97,977 of retained earnings, as presented in the accompanying financial statements, is restricted as to dividend payments in 1999.

(10) RELATED PARTY TRANSACTIONS

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $14,000, $12,800, and $11,400 in 1999, 1998, and 1997,
respectively.

(11) REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                           1999                      1998                      1997
                                  ----------------------    ----------------------    ----------------------
                                                 NON-                      NON-                      NON-
                                  AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE
                                  ---------    ---------    ---------    ---------    ---------    ---------
Premiums                           $25,495      21,669       25,760       24,316       20,473       18,953
Benefits incurred                   12,943      12,704       12,797        9,707       12,075        7,140
Commission and expense
  allowances                         2,889       2,984        2,987        2,514        2,374        3,241
Reinsurance recoverable:
Reserves for future policy
  benefits                          50,111      57,064       44,773       48,077       36,543       40,455
Policy and contract claims
  payable                            1,609       1,663        2,356        3,645        1,318          987

Net traditional life and accident and health premium income in 1999, 1998, and 1997 is summarized as follows:

                                                                1999       1998       1997
                                                               -------    -------    -------
         Direct premiums earned                                $53,701     58,686     48,313
         Reinsurance assumed                                     2,172      2,365      2,181
         Reinsurance ceded                                     (47,165)   (50,076)   (39,982)
                                                               -------    -------    -------
           Net premiums earned                                 $ 8,708     10,975     10,512
                                                               =======    =======    =======

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

(12) CONTINGENCIES

The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

Form 5560.4

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY-OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                       DECEMBER 31, 1999, 1998, AND 1997
                                 (IN THOUSANDS)

(13) COMPREHENSIVE INCOME

The components of other comprehensive income, including the related Federal tax amounts, were as follows for the years ended December 31:

                                                1999       1998      1997
                                              --------    ------    ------
Unrealized (losses) gains on securities
  available-for-sale arising during the
  period:
     Net of adjustment to deferred policy
        acquisition costs                     $(26,481)    3,358    14,126
     Related Federal tax benefit (expense)      10,500    (1,131)   (4,944)
                                              --------    ------    ------
        Net                                    (15,981)    2,227     9,182
                                              --------    ------    ------
Reclassification adjustment for net losses
  on securities available-for-sale realized
  during the period:
  Gross                                          5,557       527       227
  Related federal tax benefit                   (1,945)     (184)      (79)
                                              --------    ------    ------
        Net                                      3,612       343       148
                                              --------    ------    ------
        Total other comprehensive (loss)
           income                             $(19,593)    1,884     9,034
                                              ========    ======    ======

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 1999

                                               MONEY                                                   CAPITAL
                                EQUITY         MARKET        BOND         OMNI       INTERNATIONAL   APPRECIATION     SMALL CAP
                              SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                            --------------   ----------   ----------   -----------   -------------   ------------   -------------
Assets -- Investments at
  market value (note 2)...   $34,867,446     $4,377,995   $1,878,813   $11,808,840    $24,120,263     $7,587,944     $22,741,130
                             ===========     ==========   ==========   ===========    ===========     ==========     ===========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............   $34,867,446     $4,377,995   $1,878,813   $11,808,840    $24,120,263     $7,587,944     $22,741,130
                             ===========     ==========   ==========   ===========    ===========     ==========     ===========

                            INTERNATIONAL
                                SMALL        AGGRESSIVE      CORE       GROWTH &        S&P 500         SOCIAL
                               COMPANY         GROWTH       GROWTH       INCOME          INDEX        AWARENESS       BLUE CHIP
                              SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                            --------------   ----------   ----------   -----------   -------------   ------------   -------------
Assets -- Investments at
  market value (note 2)...   $ 5,060,766     $3,990,634   $3,690,169   $13,253,157    $18,673,763     $  465,325     $       468
                             ===========     ==========   ==========   ===========    ===========     ==========     ===========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............   $ 5,060,766     $3,990,634   $3,690,169   $13,253,157    $18,673,763     $  465,325     $       468
                             ===========     ==========   ==========   ===========    ===========     ==========     ===========

                                                                     JANUS ASPEN SERIES
                                 HIGH                     ----------------------------------------
                                INCOME        CAPITAL                   WORLDWIDE
                                 BOND          GROWTH       GROWTH       GROWTH        BALANCED
                              SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                            --------------   ----------   ----------   -----------   -------------
Assets -- Investments at
  market value (note 2)...   $    58,437     $  298,318   $6,199,378   $ 3,686,627    $    72,185
                             ===========     ==========   ==========   ===========    ===========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............   $    58,437     $  298,318   $6,199,378   $ 3,686,627    $    72,185
                             ===========     ==========   ==========   ===========    ===========

                                     STRONG VARIABLE FUNDS                           GOLDMAN SACHS
                            ----------------------------------------   ------------------------------------------
                                              SCHAFER      MID-CAP     VIT GROWTH      VIT CORE      VIT CAPITAL
                            OPPORTUNITY II    VALUE II      GROWTH      & INCOME       US EQUITY        GROWTH
                              SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                            --------------   ----------   ----------   -----------   -------------   ------------
Assets -- Investments at
  market value (note 2)...   $     2,970     $    8,725   $  292,074   $   687,600    $     7,772     $   14,006
                             ===========     ==========   ==========   ===========    ===========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............   $     2,970     $    8,725   $  292,074   $   687,600    $     7,772     $   14,006
                             ===========     ==========   ==========   ===========    ===========     ==========

                                 LAZARD RETIREMENT
                            ---------------------------
                               EMERGING        SMALL
                                MARKET          CAP
                              SUBACCOUNT     SUBACCOUNT
                            --------------   ----------
Assets -- Investments at
  market value (note 2)...   $   583,841     $   43,522
                             ===========     ==========
Contract owners' equity
  Contracts in
     accumulation period
     (note 3).............   $   583,841     $   43,522
                             ===========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                          EQUITY                                      MONEY MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $   103,759     $   374,943     $   453,946     $   157,294     $   92,380     $   55,657
  Risk & administrative expense (note
     4)...............................     (236,084)       (222,953)       (190,776)        (23,933)       (13,276)        (7,949)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........     (132,325)        151,990         263,170         133,361         79,104         47,708
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........   13,411,033         582,686       1,475,813               0              0              0
     Realized gain (loss).............    1,165,160         433,578         431,237         (31,917)        (1,729)           241
     Unrealized gain (loss)...........   (8,842,357)        276,272       1,699,778               0              0              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................    5,733,836       1,292,536       3,606,828         (31,917)        (1,729)           241
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $ 5,601,511     $ 1,444,526     $ 3,869,998     $   101,444     $   77,375     $   47,949
                                        ===========     ===========     ===========     ===========     ==========     ==========

                                                           BOND                                           OMNI
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $   120,071     $    83,140     $    68,280     $   259,003     $  301,587     $  285,077
  Risk & administrative expense (note
     4)...............................      (13,410)         (9,252)         (6,130)        (89,113)       (83,337)       (65,184)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........      106,661          73,888          62,150         169,890        218,250        219,893
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........            0               0               0         411,548          1,760        480,048
     Realized gain (loss).............       (6,506)          2,811           1,394         431,731        332,951         73,429
     Unrealized gain (loss)...........     (103,003)        (21,734)          4,309         164,688       (101,784)       562,929
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................     (109,509)        (18,923)          5,703       1,007,967        232,927      1,116,406
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $    (2,848)    $    54,965     $    67,853     $ 1,177,857     $  451,177     $1,336,299
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                       INTERNATIONAL                              CAPITAL APPRECIATION
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $         0     $   630,410     $   983,741     $   181,793     $  155,395     $  130,659
  Risk & administrative expense (note
     4)...............................     (125,913)       (124,053)       (112,268)        (56,169)       (45,565)       (28,303)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........     (125,913)        506,357         871,473         125,624        109,830        102,356
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........            0         695,117       1,415,674         700,498        539,044        244,214
     Realized gain (loss).............      (55,726)        (45,820)        186,736          36,655         33,861         34,042
     Unrealized gain (loss)...........   10,000,013        (670,437)     (2,391,042)       (450,311)      (390,779)       129,929
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................    9,944,287         (21,140)       (788,632)        286,842        182,126        408,185
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $ 9,818,374     $   485,217     $    82,841     $   412,466     $  291,956     $  510,541
                                        ===========     ===========     ===========     ===========     ==========     ==========

                                                         SMALL CAP                             INTERNATIONAL SMALL COMPANY
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $         0     $         0     $         0     $         0     $   54,153     $   52,943
  Risk & administrative expense (note
     4)...............................     (100,544)        (54,057)        (38,798)        (20,937)       (13,819)        (9,551)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........     (100,544)        (54,057)        (38,798)        (20,937)        40,334         43,392
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........    5,797,375             107         271,143         479,458        180,539         83,769
     Realized gain....................      307,091          57,223          84,498         202,058          8,238         32,076
     Unrealized gain (loss)...........    5,205,819         930,451         130,287       1,832,353       (187,295)       (35,010)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain on investments........   11,310,285         987,781         485,928       2,513,869          1,482         80,835
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $11,209,741     $   933,724     $   447,130     $ 2,492,932     $   41,816     $  124,227
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                     AGGRESSIVE GROWTH                                 CORE GROWTH
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998         1997(a)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $         0     $         0     $    24,808     $         0     $        0     $      161
  Risk & administrative expense (note
     4)...............................      (26,551)        (23,847)        (16,668)        (14,942)        (7,627)        (3,844)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........      (26,551)        (23,847)          8,140         (14,942)        (7,627)        (3,683)
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........            0         258,472           9,068         763,382              0              0
     Realized gain (loss).............      (41,002)         22,270          (3,358)        115,808          1,725          3,379
     Unrealized gain (loss)...........      248,666          (6,276)        231,511         875,700        101,913         (3,039)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain on investments........      207,664         274,466         237,221       1,754,890        103,638            340
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $   181,113     $   250,619     $   245,361     $ 1,739,948     $   96,011     $   (3,343)
                                        ===========     ===========     ===========     ===========     ==========     ==========

                                                      GROWTH & INCOME                                 S&P 500 INDEX
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998           1997(a)          1999            1998         1997(a)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $    17,648     $    40,476     $     7,733     $   355,574     $  108,830     $   33,016
  Risk & administrative expense (note
     4)...............................      (60,687)        (27,216)         (4,646)       (103,243)       (26,947)        (2,986)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........      (43,039)         13,260           3,087         252,331         81,883         30,030
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........    1,905,785               0          90,978       1,388,105        328,825         94,770
     Realized gain....................       74,709          10,734           7,768         199,621         20,356          5,779
     Unrealized gain (loss)...........    2,666,425         252,938          94,008       1,477,659        619,923        (52,996)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain on investments........    4,646,919         263,672         192,754       3,065,385        969,104         47,553
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $ 4,603,880     $   276,932     $   195,841     $ 3,317,716     $1,050,987     $   77,583
                                        ===========     ===========     ===========     ===========     ==========     ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF OPERATIONS
                                           For the Three Years Ended December 31

                                                                                                    MONTGOMERY ASSET
                                                     SOCIAL AWARENESS                                EMERGING MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998           1997(a)          1999            1998         1997(b)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $     2,088     $     2,652     $       983     $         0     $      438     $      131
  Risk & administrative expense (note
     4)...............................       (3,374)         (3,609)           (394)         (2,118)        (1,165)          (188)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........       (1,286)           (957)            589          (2,118)          (727)           (57)
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........            0               0          29,015               0              0              0
     Realized gain (loss).............      (62,411)        (31,042)            926           8,194         (3,512)          (554)
     Unrealized gain (loss)...........      131,316        (102,278)        (31,805)         68,642        (58,655)        (9,987)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................       68,905        (133,320)         (1,864)         76,836        (62,167)       (10,541)
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase (decrease) in
            contract owners' equity
            from operations...........  $    67,619     $  (134,277)    $    (1,275)    $    74,718     $  (62,894)    $  (10,598)
                                        ===========     ===========     ===========     ===========     ==========     ==========

                                                                                                   JANUS ASPEN SERIES
                                                                                        -----------------------------------------
                                           BLUE            HIGH           CAPITAL                       WORLDWIDE
                                           CHIP           INCOME          GROWTH          GROWTH          GROWTH        BALANCE
                                        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                          1999(d)         1999(d)         1999(d)         1999(c)        1999(c)        1999(d)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Investment activity:
  Reinvested dividends................  $         0     $       526     $         0     $     6,902     $    1,005     $      583
  Risk & administrative expense (note
     4)...............................            0             (17)            (84)        (14,713)        (6,966)           (18)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net investment activity........            0             509             (84)         (7,811)        (5,961)           565
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Realized & unrealized gain (loss) on
     Investments:
     Reinvested capital gains.........            1               0          25,879           6,806              0              0
     Realized gain....................            0               1             776           9,588          3,506            191
     Unrealized gain (loss)...........           10            (347)         (6,339)      1,075,487        954,815          1,157
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net gain (loss) on
          investments.................           11            (346)         20,316       1,091,881        958,321          1,348
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net increase in contract
            owners' equity from
            operations................  $        11     $       163     $    20,232     $ 1,084,070     $  952,360     $    1,913
                                        ===========     ===========     ===========     ===========     ==========     ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations.

(b) Period from April 1, 1997, date of commencement of operations.

(c) Period from May 3, 1999, date of commencement of operations.

(d) Period from November 1, 1999, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                           STRONG VARIABLE ANNUITY FUNDS                             GOLDMAN SACHS
                                   ----------------------------------------------     -------------------------------------------
                                                        SCHAFER         MID-CAP       VIT GROWTH &      VIT CORE      VIT CAPITAL
                                   OPPORTUNITY II        VALUE          GROWTH           INCOME        US EQUITY        GROWTH
                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      1999(d)           1999(d)         1999(d)         1999(c)         1999(d)         1999(d)
                                   --------------     -----------     -----------     ------------     ----------     -----------
Investment activity:
  Reinvested dividends...........   $         0       $        20     $         0     $     7,699      $       25     $       18
  Risk & administrative expense
     (note 4)....................            (3)               (3)           (107)         (1,357)             (4)           (12)
                                    -----------       -----------     -----------     -----------      ----------     ----------
       Net investment activity...            (3)               17            (107)          6,342              21              6
                                    -----------       -----------     -----------     -----------      ----------     ----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital gains....             0                91               0               0              88            521
     Realized gain...............             0                36             453          (1,291)            (15)           415
     Unrealized gain (loss)......           246              (122)         25,711           5,904             283            472
                                    -----------       -----------     -----------     -----------      ----------     ----------
       Net gain (loss) on
          investments............           246                 5          26,164           4,613             356          1,408
                                    -----------       -----------     -----------     -----------      ----------     ----------
          Net increase in
            contract owners'
            equity from
            operations...........   $       243       $        22     $    26,057     $    10,955      $      377     $    1,414
                                    ===========       ===========     ===========     ===========      ==========     ==========

                                          LAZARD RETIREMENT
                                    ------------------------------
                                       EMERGING           SMALL
                                        MARKET             CAP
                                      SUBACCOUNT       SUBACCOUNT
                                       1999(d)           1999(d)
                                    --------------     -----------
Investment activity:
  Reinvested dividends............   $     1,046       $         3
  Risk & administrative expense
     (note 4).....................          (606)               (5)
                                     -----------       -----------
       Net investment activity....           440                (2)
                                     -----------       -----------
  Realized & unrealized gain
     (loss) on Investments:
     Reinvested capital gains.....             0                37
     Realized gain (loss).........         5,449                 0
     Unrealized gain..............       107,388               536
                                     -----------       -----------
       Net gain on investments....       112,837               573
                                     -----------       -----------
          Net increase in contract
            owners' equity from
            operations............   $   113,277       $       571
                                     ===========       ===========

---------------

(c) Period from May 3, 1999, date of commencement of operations.

(d) Period from November 1, 1999, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                          EQUITY                                      MONEY MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase in contract owners' equity
  from operations:
  Net investment activity.............  $  (132,325)    $   151,990     $   263,170     $   133,361     $   79,104     $   47,708
  Reinvested capital gains............   13,411,033         582,686       1,475,813               0              0              0
  Realized gain (loss)................    1,165,160         433,578         431,237         (31,917)        (1,729)           241
  Unrealized gain (loss)..............   (8,842,357)        276,272       1,699,778               0              0              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase in contract
          owners' equity from
          operations..................    5,601,511       1,444,526       3,869,998         101,444         77,375         47,949
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    5,012,273       5,167,419       4,850,686       6,289,867      9,924,762      6,067,434
     Transfers from fixed & other
       subaccounts....................    2,442,831       1,599,312       2,585,503       5,592,228      2,863,761      1,593,336
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          7,455,104       6,766,731       7,436,189      11,882,095     12,788,523      7,660,770
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................    1,283,863         975,495         930,275          22,532         48,825          8,519
     Transfers to fixed & other
       subaccounts....................    6,010,815       2,231,174       2,061,907      11,367,686      9,721,391      7,321,910
     Cost of insurance &
       administrative fee (note 5)....    2,060,563       2,044,300       1,775,339         283,708        257,277        225,524
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          9,355,241       5,250,969       4,767,521      11,673,926     10,027,493      7,555,953
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........   (1,900,137)      1,515,762       2,668,668         208,169      2,761,030        104,817
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............    3,701,374       2,960,288       6,538,666         309,613      2,838,405        152,766
Contract owners' equity:
  Beginning of period.................   31,166,072      28,205,784      21,667,118       4,068,382      1,229,977      1,077,211
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $34,867,446     $31,166,072     $28,205,784     $ 4,377,995     $4,068,382     $1,229,977
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                         BOND                                            OMNI
                                                      SUBACCOUNT                                      SUBACCOUNT
                                      -------------------------------------------     -------------------------------------------
                                         1999            1998            1997            1999            1998            1997
                                      -----------     -----------     -----------     -----------     -----------     -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity...........  $   106,661     $    73,888     $    62,150     $   169,890     $   218,250     $   219,893
  Reinvested capital gains..........            0               0               0         411,548           1,760         480,048
  Realized gain (loss)..............       (6,506)          2,811           1,394         431,731         332,951          73,429
  Unrealized gain (loss)............     (103,003)        (21,734)          4,309         164,688        (101,784)        562,929
                                      -----------     -----------     -----------     -----------     -----------     -----------
       Net increase (decrease) in
          contract owners' equity
          from operations...........       (2,848)         54,965          67,853       1,177,857         451,177       1,336,299
                                      -----------     -----------     -----------     -----------     -----------     -----------
Equity transactions:
  Sales:
     Contract purchase payments.....      419,790         345,106         244,107       2,179,009       2,470,020       1,966,189
     Transfers from fixed & other
       subaccounts..................      256,378         567,357         131,403         934,257       2,614,095         907,850
                                      -----------     -----------     -----------     -----------     -----------     -----------
                                          676,168         912,463         375,510       3,113,266       5,084,115       2,874,039
                                      -----------     -----------     -----------     -----------     -----------     -----------
  Redemptions:
     Withdrawals & surrenders (note
       5)...........................      103,237          13,218          21,828         600,731         705,842         187,562
     Transfers to fixed & other
       subaccounts..................      243,107         129,183         131,854       2,971,645       2,318,267         312,223
     Cost of insurance &
       administrative fee (note
       5)...........................      122,471         100,579          70,289         841,801         802,634         648,661
                                      -----------     -----------     -----------     -----------     -----------     -----------
                                          468,815         242,980         223,971       4,414,177       3,826,743       1,148,446
                                      -----------     -----------     -----------     -----------     -----------     -----------
       Net equity transactions......      207,353         669,483         151,539      (1,300,911)      1,257,372       1,725,593
                                      -----------     -----------     -----------     -----------     -----------     -----------
          Net change in contract
            owners' equity..........      204,505         724,448         219,392        (123,054)      1,708,549       3,061,892
Contract owners' equity:
  Beginning of period...............    1,674,308         949,860         730,468      11,931,894      10,223,345       7,161,453
                                      -----------     -----------     -----------     -----------     -----------     -----------
  End of period.....................  $ 1,878,813     $ 1,674,308     $   949,860     $11,808,840     $11,931,894     $10,223,345
                                      ===========     ===========     ===========     ===========     ===========     ===========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                       INTERNATIONAL
                                                        SUBACCOUNT                           CAPITAL APPRECIATION SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase in contract owners' equity
  from operations:
  Net investment activity.............  $  (125,913)    $   506,357     $   871,473     $   125,624     $  109,830     $  102,356
  Reinvested capital gains............            0         695,117       1,415,674         700,498        539,044        244,214
  Realized gain (loss)................      (55,726)        (45,820)        186,736          36,655         33,861         34,042
  Unrealized gain (loss)..............   10,000,013        (670,437)     (2,391,042)       (450,311)      (390,779)       129,929
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase in contract
          owners' equity from
          operations..................    9,818,374         485,217          82,841         412,466        291,956        510,541
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    3,266,962       4,027,966       4,352,514       1,870,385      2,206,184      1,458,697
     Transfers from fixed & other
       subaccounts....................      954,384         965,930       2,121,595         851,618        951,520      1,299,231
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          4,221,346       4,993,896       6,474,109       2,722,003      3,157,704      2,757,928
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      881,527         618,889         469,189         262,934        170,616         54,331
     Transfers to fixed & other
       subaccounts....................    4,697,047       2,112,568       2,136,043       1,789,041        518,403        775,912
     Cost of insurance &
       administrative fee (note 5)....    1,206,179       1,348,113       1,269,503         574,371        548,283        377,999
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          6,784,753       4,079,570       3,874,735       2,626,346      1,237,302      1,208,242
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........   (2,563,407)        914,326       2,599,374          95,657      1,920,402      1,549,686
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............    7,254,967       1,399,543       2,682,215         508,123      2,212,358      2,060,227
Contract owners' equity:
  Beginning of period.................   16,865,296      15,465,753      12,783,538       7,079,821      4,867,463      2,807,236
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $24,120,263     $16,865,296     $15,465,753     $ 7,587,944     $7,079,821     $4,867,463
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                         SMALL CAP                             INTERNATIONAL SMALL COMPANY
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998           1997
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase in contract owners' equity
  from operations:
  Net investment activity.............  $  (100,544)    $   (54,057)    $   (38,798)    $   (20,937)    $   40,334     $   43,392
  Reinvested capital gains............    5,797,375             107         271,143         479,458        180,539         83,769
  Realized gain.......................      307,091          57,223          84,498         202,058          8,238         32,076
  Unrealized gain (loss)..............    5,205,819         930,451         130,287       1,832,353       (187,295)       (35,010)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase in contract
          owners' equity from
          operations..................   11,209,741         933,724         447,130       2,492,932         41,816        124,227
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    2,645,343       2,614,149       2,181,009         603,036        666,312        537,053
     Transfers from fixed & other
       subaccounts....................    3,174,822       1,096,254       1,438,960       1,743,233        218,614        450,868
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          5,820,165       3,710,403       3,619,969       2,346,269        884,926        987,921
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      515,999         258,338         141,409         109,397         56,018        221,380
     Transfers to fixed & other
       subaccounts....................    2,004,103         795,000       1,146,251       1,506,122        219,547        218,387
     Cost of insurance &
       administrative fee (note 5)....    1,018,712         705,650         579,612         207,469        178,599        140,673
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          3,538,814       1,758,988       1,867,272       1,822,988        454,164        580,440
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........    2,281,351       1,951,415       1,752,697         523,281        430,762        407,481
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............   13,491,092       2,885,139       2,199,827       3,016,213        472,578        531,708
Contract owners' equity:
  Beginning of period.................    9,250,038       6,364,899       4,165,072       2,044,553      1,571,975      1,040,267
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $22,741,130     $ 9,250,038     $ 6,364,899     $ 5,060,766     $2,044,553     $1,571,975
                                        ===========     ===========     ===========     ===========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                     AGGRESSIVE GROWTH                                 CORE GROWTH
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998            1997            1999            1998         1997(a)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $   (26,551)    $   (23,847)    $     8,140     $   (14,942)    $   (7,627)    $   (3,683)
  Reinvested capital gains............            0         258,472           9,068         763,382              0              0
  Realized gain (loss)................      (41,002)         22,270          (3,358)        115,808          1,725          3,379
  Unrealized gain (loss)..............      248,666          (6,276)        231,511         875,700        101,913         (3,039)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase in contract
          owners' equity from
          operations..................      181,113         250,619         245,361       1,739,948         96,011         (3,343)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    1,136,033       1,348,654         969,362         438,214        459,093        377,379
     Transfers from fixed & other
       subaccounts....................      499,516         423,659         544,712       1,317,575        378,819        631,937
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          1,635,549       1,772,313       1,514,074       1,755,789        837,912      1,009,316
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      182,042          86,262          84,536          82,138         16,609          1,885
     Transfers to fixed & other
       subaccounts....................    1,139,574         460,387         418,423         853,515        327,440        116,828
     Cost of insurance &
       administrative fee (note 5)....      338,621         347,236         278,191         166,365        117,857         62,827
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          1,660,237         893,885         781,150       1,102,018        461,906        181,540
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........      (24,688)        878,428         732,924         653,771        376,006        827,776
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............      156,425       1,129,047         978,285       2,393,719        472,017        824,433
Contract owners' equity:
  Beginning of period.................    3,834,209       2,705,162       1,726,877       1,296,450        824,433              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $ 3,990,634     $ 3,834,209     $ 2,705,162     $ 3,690,169     $1,296,450     $  824,433
                                        ===========     ===========     ===========     ===========     ==========     ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                      GROWTH & INCOME                                 S&P 500 INDEX
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998           1997(A)          1999            1998         1997(a)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase in contract owners' equity
  from operations:
  Net investment activity.............  $   (43,039)    $    13,260     $     3,087     $   252,331     $   81,883     $   30,030
  Reinvested capital gains............    1,905,785               0          90,978       1,388,105        328,825         94,770
  Realized gain.......................       74,709          10,734           7,768         199,621         20,356          5,779
  Unrealized gain (loss)..............    2,666,425         252,938          94,008       1,477,659        619,923        (52,996)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase in contract
          owners' equity from
          operations..................    4,603,880         276,932         195,841       3,317,716      1,050,987         77,583
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......    2,601,488       2,034,257         536,293       5,028,217      2,194,159        560,773
     Transfers from fixed & other
       subaccounts....................    2,589,201       2,464,502       1,270,995       7,673,684      4,432,311        775,750
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          5,190,689       4,498,759       1,807,288      12,701,901      6,626,470      1,336,523
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................      263,243          37,971             436         491,958        110,446            727
     Transfers to fixed & other
       subaccounts....................    1,254,948         582,153          95,943       3,445,258        714,255         83,751
     Cost of insurance &
       administrative fee (note 5)....      645,343         376,090          64,105       1,121,691        407,189         62,142
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                          2,163,534         996,214         160,484       5,058,907      1,231,890        146,620
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........    3,027,155       3,502,545       1,646,804       7,642,994      5,394,580      1,189,903
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............    7,631,035       3,779,477       1,842,645      10,960,710      6,445,567      1,267,486
Contract owners' equity:
  Beginning of period.................    5,622,122       1,842,645               0       7,713,053      1,267,486              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $13,253,157     $ 5,622,122     $ 1,842,645     $18,673,763     $7,713,053     $1,267,486
                                        ===========     ===========     ===========     ===========     ==========     ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                                                    MONTGOMERY ASSET
                                                     SOCIAL AWARENESS                                EMERGING MARKET
                                                        SUBACCOUNT                                     SUBACCOUNT
                                        -------------------------------------------     -----------------------------------------
                                           1999            1998           1997(A)          1999            1998         1997(b)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $    (1,286)    $      (957)    $       589     $    (2,118)    $     (727)    $      (57)
  Reinvested capital gains............            0               0          29,015               0              0              0
  Realized gain (loss)................      (62,411)        (31,042)            926           8,194         (3,512)          (554)
  Unrealized gain (loss)..............      131,316        (102,278)        (31,805)         68,642        (58,655)        (9,987)
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net increase (decrease) in
          contract owners' equity from
          operations..................       67,619        (134,277)         (1,275)         74,718        (62,894)       (10,598)
                                        -----------     -----------     -----------     -----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments.......      158,628         292,044          35,077         154,989        190,059         44,409
     Transfers from fixed & other
       subaccounts....................      116,135         229,481         319,587         155,921         69,940         58,741
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                            274,763         521,525         354,664         310,910        259,999        103,150
                                        -----------     -----------     -----------     -----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5).............................        6,911           7,059              50           2,952          1,469              0
     Transfers to fixed & other
       subaccounts....................      363,431         148,460          13,740         581,568         18,913          6,244
     Cost of insurance &
       administrative fee (note 5)....       36,077          37,586           4,380          31,888         26,219          6,032
                                        -----------     -----------     -----------     -----------     ----------     ----------
                                            406,419         193,105          18,170         616,408         46,601         12,276
                                        -----------     -----------     -----------     -----------     ----------     ----------
       Net equity transactions........     (131,656)        328,420         336,494        (305,498)       213,398         90,874
                                        -----------     -----------     -----------     -----------     ----------     ----------
          Net change in contract
            owners' equity............      (64,037)        194,143         335,219        (230,780)       150,504         80,276
Contract owners' equity:
  Beginning of period.................      529,362         335,219               0         230,780         80,276              0
                                        -----------     -----------     -----------     -----------     ----------     ----------
  End of period.......................  $   465,325     $   529,362     $   335,219     $         0     $  230,780     $   80,276
                                        ===========     ===========     ===========     ===========     ==========     ==========

---------------

(a) Period from January 3, 1997, date of commencement of operations.

(b) Period from April 1, 1997, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                                                    JANUS ASPEN SERIES
                                                                                         ----------------------------------------
                                            BLUE            HIGH           CAPITAL                      WORLDWIDE
                                            CHIP           INCOME          GROWTH          GROWTH         GROWTH        BALANCE
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                           1999(D)         1999(D)         1999(D)        1999(C)        1999(C)        1999(d)
                                         -----------     -----------     -----------     ----------     ----------     ----------
Increase in contract owners' equity
  from operations:
  Net investment activity..............  $         0     $       509     $       (84)    $   (7,811)    $   (5,961)    $      565
  Reinvested capital gains.............            1               0          25,879          6,806              0              0
  Realized gain........................            0               1             776          9,588          3,506            191
  Unrealized gain (loss)...............           10            (347)         (6,339)     1,075,487        954,815          1,157
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net increase in contract owners'
          equity from operations.......           11             163          20,232      1,084,070        952,360          1,913
                                         -----------     -----------     -----------     ----------     ----------     ----------
Equity transactions:
  Sales:
     Contract purchase payments........            0               0          16,540      1,227,956        447,177            950
     Transfers from fixed & other
       subaccounts.....................          462          58,507         284,457      4,493,684      2,495,368         69,482
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                                 462          58,507         300,997      5,721,640      2,942,545         70,432
                                         -----------     -----------     -----------     ----------     ----------     ----------
  Redemptions:
     Withdrawals & surrenders (note
       5)..............................            0             171             261         69,942         18,171              0
     Transfers to fixed & other
       subaccounts.....................            0               0          22,030        388,605        119,927              0
     Cost of insurance & administrative
       fee (note 5)....................            5              62             620        147,785         70,180            160
                                         -----------     -----------     -----------     ----------     ----------     ----------
                                                   5             233          22,911        606,332        208,278            160
                                         -----------     -----------     -----------     ----------     ----------     ----------
       Net equity transactions.........          457          58,274         278,086      5,115,308      2,734,267         70,272
                                         -----------     -----------     -----------     ----------     ----------     ----------
          Net change in contract
            owners' equity.............          468          58,437         298,318      6,199,378      3,686,627         72,185
Contract owners' equity:
  Beginning of period..................            0               0               0              0              0              0
                                         -----------     -----------     -----------     ----------     ----------     ----------
  End of period........................  $       468     $    58,437     $   298,318     $6,199,378     $3,686,627     $   72,185
                                         ===========     ===========     ===========     ==========     ==========     ==========

---------------

(c) Period from May 3, 1999, date of commencement of operations.

(d) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                           STRONG VARIABLE ANNUITY FUNDS                             GOLDMAN SACHS
                                   ----------------------------------------------     -------------------------------------------
                                                        SCHAFER         MID-CAP       VIT GROWTH &      VIT CORE      VIT CAPITAL
                                   OPPORTUNITY II        VALUE          GROWTH           INCOME        US EQUITY        GROWTH
                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      1999(d)           1999(d)         1999(d)         1999(c)         1999(d)         1999(d)
                                   --------------     -----------     -----------     ------------     ----------     -----------
Increase in contract owners'
  equity from operations:
  Net investment activity........   $        (3)      $        17     $      (107)     $    6,342      $       21     $        6
  Reinvested capital gains.......             0                91               0               0              88            521
  Realized gain..................             0                36             453          (1,291)            (15)           415
  Unrealized gain (loss).........           246              (122)         25,711           5,904             283            472
                                    -----------       -----------     -----------      ----------      ----------     ----------
       Net increase in contract
          owners' equity from
          operations.............           243                22          26,057          10,955             377          1,414
                                    -----------       -----------     -----------      ----------      ----------     ----------
Equity transactions:
  Sales:
     Contract purchase
       payments..................            27                69           4,910         224,791              27            506
     Transfers from fixed & other
       subaccounts...............         3,529             8,647         277,711         587,752          11,931         27,948
                                    -----------       -----------     -----------      ----------      ----------     ----------
                                          3,556             8,716         282,621         812,543          11,958         28,454
                                    -----------       -----------     -----------      ----------      ----------     ----------
  Redemptions:
     Withdrawals & surrenders
       (note 5)..................             0                 0               0            (148)              0              0
     Transfers to fixed & other
       subaccounts...............           795                 0          15,869         121,177           4,541         15,776
     Cost of insurance &
       administrative fee (note
       5)........................            34                13             735          14,869              22             86
                                    -----------       -----------     -----------      ----------      ----------     ----------
                                            829                13          16,604         135,898           4,563         15,862
                                    -----------       -----------     -----------      ----------      ----------     ----------
       Net equity transactions...         2,727             8,703         266,017         676,645           7,395         12,592
                                    -----------       -----------     -----------      ----------      ----------     ----------
          Net change in contract
            owners' equity.......         2,970             8,725         292,074         687,600           7,772         14,006
Contract owners' equity:
  Beginning of period............             0                 0               0               0               0              0
                                    -----------       -----------     -----------      ----------      ----------     ----------
  End of period..................   $     2,970       $     8,725     $   292,074      $  687,600      $    7,772     $   14,006
                                    ===========       ===========     ===========      ==========      ==========     ==========

---------------

(c) Period from May 3, 1999, date of commencement of operations.

(d) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                              LAZARD RETIREMENT
                                         ---------------------------
                                          EMERGING          SMALL
                                           MARKET            CAP
                                         SUBACCOUNT      SUBACCOUNT
                                           1999(d)         1999(d)
                                         -----------     -----------
Increase in contract owners' equity
  from operations:
  Net investment activity..............  $       440     $        (2)
  Reinvested capital gains.............            0              37
  Realized gain (loss).................        5,449               0
  Unrealized gain......................      107,388             536
                                         -----------     -----------
       Net increase in contract owners'
          equity from operations.......      113,277             571
                                         -----------     -----------
Equity transactions:
  Sales:
     Contract purchase payments........       22,776             106
     Transfers from fixed & other
       subaccounts.....................      563,737          42,908
                                         -----------     -----------
                                             586,513          43,014
                                         -----------     -----------
  Redemptions:
     Withdrawals & surrenders (note
       5)..............................          536               0
     Transfers to fixed & other
       subaccounts.....................      108,799               0
     Cost of insurance & administrative
       fee (note 5)....................        6,614              63
                                         -----------     -----------
                                             115,949              63
                                         -----------     -----------
       Net equity transactions.........      470,564          42,951
                                         -----------     -----------
          Net change in contract
            owners' equity.............      583,841          43,522
Contract owners' equity:
  Beginning of period..................            0               0
                                         -----------     -----------
  End of period........................  $   583,841     $    43,522
                                         ===========     ===========

---------------

(d) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Janus Aspen Series, Strong Variable Insurance Funds, Inc., Goldman Sachs Variable Insurance Trust, and Lazard Retirement Funds (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   Investments are valued at the net asset value of fund shares held at December 31, 1999. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   ONLAC performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS

   At December 31, 1999 the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                                 MONEY                                                         CAPITAL
                                  EQUITY         MARKET         BOND           OMNI        INTERNATIONAL     APPRECIATION
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                -----------    ----------    -----------    -----------    -------------    --------------
Aggregate Cost................  $35,950,824    $4,377,995    $1,987,682     $ 9,735,042     $15,712,565       $8,033,744
Number of Shares..............    1,316,896       437,799       189,072         523,767       1,120,986          626,740


                                 SMALL CAP
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $15,848,978
Number of Shares..............      719,292

                                INTERNATIONAL
                                    SMALL        AGGRESSIVE       CORE         GROWTH &        S&P 500          SOCIAL
                                   COMPANY         GROWTH        GROWTH         INCOME          INDEX         AWARENESS
                                 SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                -------------    ----------    -----------    -----------    -----------    --------------
Aggregate Cost................   $ 3,401,745     $3,615,498    $2,715,595     $10,239,786    $16,629,176      $  468,092
Number of Shares..............       249,964        338,447       217,337         705,819      1,155,126          45,142


                                 BLUE CHIP
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $       458
Number of Shares..............           44

                                                                            JANUS ASPEN
                                HIGH INCOME     CAPITAL      JANUS ASPEN     WORLDWIDE     JANUS ASPEN        STRONG
                                   BOND          GROWTH        GROWTH         GROWTH        BALANCED      OPPORTUNITY II
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                -----------    ----------    -----------    -----------    -----------    --------------
Aggregate Cost................  $    58,784    $  304,657    $5,123,891     $ 2,731,811    $    71,028      $    2,724
Number of Shares..............        6,339        10,649       184,231          77,207          2,585             114

                                  STRONG
                                  SCHAFER
                                 VALUE II
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $     8,846
Number of Shares..............          957

                                                                     (continued)

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                GOLDMAN        GOLDMAN        GOLDMAN        LAZARD
                                  STRONG       SACHS VIT      SACHS VIT      SACHS VIT     RETIREMENT         LAZARD
                                  MID-CAP       GROWTH &       CORE US        CAPITAL       EMERGING        RETIREMENT
                                 GROWTH II       INCOME        EQUITY         GROWTH         MARKET         SMALL CAP
                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                -----------    ----------    -----------    -----------    -----------    --------------
Aggregate Cost................  $   266,363    $  681,696    $    7,489     $    13,535    $   476,453      $   42,986
Number of Shares..............        9,617        63,141           556           1,000         53,028           4,432


(3) CONTRACTS IN ACCUMULATION PERIOD

   At December 31, 1999 the accumulation units and value per unit of the respective subaccounts and products were:

                                                       ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                       ------------------    --------------    -----------
EQUITY SUBACCOUNT....................................      956,501.9114         36.453086      $34,867,446
MONEY MARKET SUBACCOUNT..............................      241,831.3196         18.103505      $ 4,377,995
BOND SUBACCOUNT......................................       90,239.7040         20.820247      $ 1,878,813
OMNI SUBACCOUNT......................................      380,821.9971         31.008817      $11,808,840
INTERNATIONAL SUBACCOUNT.............................      823,798.9415         29.279308      $24,120,263
CAPITAL APPRECIATION SUBACCOUNT......................      429,436.9536         17.669517      $ 7,587,944
SMALL CAP SUBACCOUNT.................................      591,731.8723         38.431477      $22,741,130
INTERNATIONAL SMALL COMPANY SUBACCOUNT...............      178,215.6181         28.396871      $ 5,060,766
AGGRESSIVE GROWTH SUBACCOUNT.........................      251,874.7415         15.843725      $ 3,990,634
CORE GROWTH SUBACCOUNT...............................      174,597.4169         21.135299      $ 3,690,169
GROWTH & INCOME SUBACCOUNT...........................      571,171.3135         23.203471      $13,253,157
S&P 500 INDEX SUBACCOUNT.............................      887,540.5166         21.039899      $18,673,763
SOCIAL AWARENESS SUBACCOUNT..........................       41,478.8627         11.218364      $   465,325
BLUE CHIP SUBACCOUNT.................................           45.1620         10.364605      $       468
HIGH INCOME BOND SUBACCOUNT..........................        5,678.1831         10.291509      $    58,437
CAPITAL GROWTH SUBACCOUNT............................       21,002.7969         14.203709      $   298,318
JANUS ASPEN GROWTH SUBACCOUNT........................      482,511.0310         12.848159      $ 6,199,378
JANUS ASPEN WORLDWIDE GROWTH SUBACCOUNT..............      244,886.3836         15.054438      $ 3,686,627
JANUS ASPEN BALANCED SUBACCOUNT......................        6,543.3186         11.031897      $    72,185
STRONG OPPORTUNITY II SUBACCOUNT.....................          266.0292         11.164799      $     2,970
STRONG SCHAFER VALUE II SUBACCOUNT...................          847.8621         10.290266      $     8,725
STRONG MID-CAP GROWTH II SUBACCOUNT..................       22,599.1256         12.924122      $   292,074
GOLDMAN SACHS GROWTH & INCOME SUBACCOUNT.............       71,764.9366          9.581286      $   687,600
GOLDMAN SACHS CORE US EQUITY SUBACCOUNT..............          710.9680         10.931168      $     7,772
GOLDMAN SACHS CAPITAL GROWTH SUBACCOUNT..............        1,252.2793         11.184743      $    14,006
LAZARD RETIREMENT EMERGING MARKET SUBACCOUNT.........       46,635.2870         12.519300      $   583,841
LAZARD RETIREMENT SMALL CAP SUBACCOUNT...............        4,127.5970         10.544030      $    43,522

(4) RISK AND ADMINISTRATIVE EXPENSE

   Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

                                                                     (continued)

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) CONTRACT CHARGES

   Each premium payment is subject to a premium expense charge. The premium expense charge has two components: (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%. (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

   Total premium expense charges in the Account amounted to approximately $1,630,880.00 during 1999.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

(6) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

Form 5560.4

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Ohio National Life Assurance Corporation and Contract Owners of Ohio National
Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprised of the Equity, Money Market, Bond, Omni, International, Capital Appreciation (formerly Small Cap Growth), Small Cap, International Small Company (formerly Global Contrarian), Aggressive Growth, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Blue Chip, High Income Bond, Capital Growth, Janus Aspen
Series -- Growth, Janus Aspen Series -- Worldwide Growth, Janus Aspen
Series -- Balanced, Strong Variable Funds -- Opportunity II, Strong Variable Funds -- Schafer Value II, Strong Variable Funds -- Mid-Cap Growth, Goldman Sachs VIT Growth & Income, Goldman Sachs VIT Core US Equity, Goldman Sachs VIT Capital Growth, Lazard Retirement Emerging Market, and Lazard Retirement Small Cap subaccounts) (collectively, the Account) as of December 31, 1999 and the related statements of operations and changes in contract owners' equity for each of the periods indicated herein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R as of December 31, 1999, and the results of its operations and its changes in contract owners' equity for each of the periods indicated herein in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Cincinnati, Ohio
February 18, 2000

Form 5560.4

                                                                      APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds. These are currently equivalent to an average annual rate of 0.77% of the value of the average daily net assets of the Funds to which contract values may be allocated. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses borne by the Funds are currently equivalent to an annual rate of 0.27% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.79%, 4.21%, and 10.21%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                  VARI-VEST IV

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT      RISK CLASS      PAGE
---   ------------------    ---------------    -------------      ----------      ----
25          Plan A           690    (Minimum)    $ 150,000        Nonsmoker        78
25          Plan A         1,289                   150,000        Nonsmoker        79
25          Plan B           690    (Minimum)      150,000        Nonsmoker        80
25          Plan B         3,148                   150,000        Nonsmoker        81
40          Plan A         2,190    (Minimum)      250,000     Select Nonsmoker    82
40          Plan A         3,916                   250,000     Select Nonsmoker    83
40          Plan B         2,190    (Minimum)      250,000     Select Nonsmoker    84
40          Plan B         9,489                   250,000     Select Nonsmoker    85

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

Form 5560.4

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               690            725              0         150,000              0         150,000             0          150,000
2               690          1,485            185         150,000            100         150,000            19          150,000
3               690          2,284            266         150,000             96         150,000             0          150,000
4               690          3,123            813         150,000            525         150,000           272          150,000
5               690          4,003          1,528         150,000          1,085         150,000           710          150,000
6               690          4,928          2,307         150,000          1,664         150,000         1,142          150,000
7               690          5,899          3,276         150,000          2,386         150,000         1,692          150,000
8               690          6,918          4,317         150,000          3,124         150,000         2,232          150,000
9               690          7,989          5,321         150,000          3,765         150,000         2,647          150,000
10              690          9,113          6,408         150,000          4,420         150,000         3,051          150,000
15              690         15,634         12,815         150,000          7,334         150,000         4,291          150,000
20              690         23,956         22,501         150,000         10,217         150,000         4,804          150,000
Age 60          690         65,437        100,268         150,000         15,848         150,000             0          150,000
Age 65          690         87,519        164,097         200,199         13,625         150,000             0          150,000
Age 70          690        115,703        266,278         308,882          5,505         150,000             0          150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               690            725              0         150,000              0         150,000             0          150,000
2               690          1,485            156         150,000             73         150,000             0          150,000
3               690          2,284            227         150,000             61         150,000             0          150,000
4               690          3,123            766         150,000            484         150,000           237          150,000
5               690          4,003          1,360         150,000            926         150,000           559          150,000
6               690          4,928          2,016         150,000          1,387         150,000           876          150,000
7               690          5,899          2,735         150,000          1,863         150,000         1,183          150,000
8               690          6,918          3,975         150,000          2,806         150,000         1,931          150,000
9               690          7,989          4,839         150,000          3,313         150,000         2,216          150,000
10              690          9,113          5,783         150,000          3,833         150,000         2,489          150,000
15              690         15,634         12,593         150,000          7,209         150,000         4,217          150,000
20              690         23,956         22,079         150,000         10,009         150,000         4,689          150,000
Age 60          690         65,437         96,625         150,000         13,545         150,000             0          150,000
Age 65          690         87,519        157,355         191,973          7,968         150,000             0          150,000
Age 70          690        115,703        253,893         294,516              0         150,000             0          150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $1,289.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,289         1,353            300         150,000            237         150,000            174         150,000
2              1,289         2,775          1,357         150,000          1,166         150,000            984         150,000
3              1,289         4,267          2,035         150,000          1,643         150,000          1,282         150,000
4              1,289         5,834          3,412         150,000          2,736         150,000          2,137         150,000
5              1,289         7,479          5,045         150,000          3,989         150,000          3,090         150,000
6              1,289         9,206          6,836         150,000          5,291         150,000          4,029         150,000
7              1,289        11,020          8,980         150,000          6,825         150,000          5,134         150,000
8              1,289        12,924         11,310         150,000          8,409         150,000          6,222         150,000
9              1,289        14,924         13,733         150,000          9,929         150,000          7,177         150,000
10             1,289        17,024         16,380         150,000         11,500         150,000          8,112         150,000
15             1,289        29,206         33,082         150,000         19,381         150,000         11,680         150,000
20             1,289        44,753         59,702         150,000         28,418         150,000         14,318         150,000
Age 60         1,289       122,244        281,814         377,631         65,246         150,000         15,343         150,000
Age 65         1,289       163,496        458,745         559,668         81,472         150,000         11,410         150,000
Age 70         1,289       216,146        741,293         859,900        100,489         150,000          2,994         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,289         1,353            284         150,000            221         150,000            159         150,000
2              1,289         2,775          1,328         150,000          1,140         150,000            959         150,000
3              1,289         4,267          1,996         150,000          1,608         150,000          1,251         150,000
4              1,289         5,834          3,366         150,000          2,696         150,000          2,102         150,000
5              1,289         7,479          4,877         150,000          3,831         150,000          2,940         150,000
6              1,289         9,206          6,546         150,000          5,015         150,000          3,764         150,000
7              1,289        11,020          8,383         150,000          6,246         150,000          4,569         150,000
8              1,289        12,924         10,856         150,000          7,977         150,000          5,808         150,000
9              1,289        14,924         13,082         150,000          9,307         150,000          6,576         150,000
10             1,289        17,024         15,530         150,000         10,687         150,000          7,323         150,000
15             1,289        29,206         32,867         150,000         19,259         150,000         11,608         150,000
20             1,289        44,753         59,304         150,000         28,219         150,000         14,207         150,000
Age 60         1,289       122,244        278,601         373,326         63,488         150,000         13,828         150,000
Age 65         1,289       163,496        451,693         551,066         77,681         150,000          7,622         150,000
Age 70         1,289       216,146        725,437         841,507         92,713         150,000              0         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               690            725              0         150,406              0         150,376             0          150,347
2               690          1,485            182         150,853             98         150,768            17          150,688
3               690          2,284            261         151,346             92         151,177             0          151,022
4               690          3,123            804         151,889            518         151,603           266          151,351
5               690          4,003          1,516         152,488          1,075         152,047           702          151,674
6               690          4,928          2,288         153,148          1,650         152,509         1,131          151,991
7               690          5,899          3,250         153,870          2,366         152,987         1,677          152,298
8               690          6,918          4,281         154,662          3,099         153,479         2,214          152,595
9               690          7,989          5,272         155,526          3,731         153,985         2,625          152,879
10              690          9,113          6,344         156,471          4,378         154,505         3,023          153,150
15              690         15,634         12,596         162,596          7,218         157,218         4,229          154,229
20              690         23,956         21,857         171,857          9,944         159,944         4,686          154,686
Age 60          690         65,437         88,901         238,901         13,729         163,729             0          150,000
Age 65          690         87,519        136,786         286,786          9,982         159,982             0          150,000
Age 70          690        115,703        208,418         358,418              0         150,000             0          150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               690            725              0         150,389              0         150,360             0          150,331
2               690          1,485            153         150,824             71         150,742             0          150,663
3               690          2,284            222         151,307             57         151,142             0          150,991
4               690          3,123            757         151,842            478         151,562           232          151,316
5               690          4,003          1,347         152,432            916         152,001           551          151,636
6               690          4,928          1,997         153,082          1,372         152,457           865          151,950
7               690          5,899          2,709         153,794          1,844         152,928         1,169          152,254
8               690          6,918          3,939         154,573          2,780         153,415         1,913          152,547
9               690          7,989          4,790         155,425          3,279         153,914         2,194          152,829
10              690          9,113          5,719         156,353          3,791         154,425         2,461          153,096
15              690         15,634         12,374         162,374          7,092         157,092         4,155          154,155
20              690         23,956         21,432         171,432          9,734         159,734         4,570          154,570
Age 60          690         65,437         84,399         234,399         11,336         161,336             0          150,000
Age 65          690         87,519        126,291         276,291          4,254         154,254             0          150,000
Age 70          690        115,703        184,522         334,522              0         150,000             0          150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $3,148.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,148         3,305           2,122         152,939         1,954         152,771          1,787         152,604
2              3,148         6,776           5,193         156,177         4,675         155,659          4,177         155,162
3              3,148        10,420           8,378         159,747         7,300         158,669          6,304         157,673
4              3,148        14,247          12,312         163,681        10,436         161,805          8,771         160,140
5              3,148        18,264          16,760         168,016        13,817         165,074         11,306         162,563
6              3,148        22,483          21,651         172,795        17,335         168,480         13,798         164,942
7              3,148        26,913          27,208         178,056        21,177         172,024         16,426         167,274
8              3,148        31,564          33,299         183,850        25,162         175,714         19,009         169,560
9              3,148        36,447          39,860         190,227        29,183         179,551         21,430         171,798
10             3,148        41,575          47,064         197,248        33,358         183,542         23,804         173,988
15             3,148        71,326          94,429         244,429        55,932         205,932         34,157         184,157
20             3,148       109,296         170,042         377,493        82,842         232,842         42,920         192,920
Age 60         3,148       298,545         791,147       1,060,137       197,806         347,806         58,516         208,516
Age 65         3,148       399,292       1,285,808       1,568,686       249,283         399,283         58,269         208,269
Age 70         3,148       527,873       2,075,754       2,407,875       307,155         457,155         53,335         203,335

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,148         3,305           2,105         152,922         1,938         152,755          1,771         152,588
2              3,148         6,776           5,164         156,149         4,648         155,632          4,152         155,136
3              3,148        10,420           8,339         159,708         7,265         158,634          6,273         157,642
4              3,148        14,247          12,265         163,634        10,396         161,765          8,736         160,105
5              3,148        18,264          16,591         167,961        13,658         165,027         11,156         162,525
6              3,148        22,483          21,360         172,729        17,058         168,427         13,532         164,901
7              3,148        26,913          26,611         177,980        20,597         171,966         15,861         167,230
8              3,148        31,564          32,843         183,762        24,730         175,649         18,594         169,513
9              3,148        36,447          39,207         190,126        28,561         179,480         20,829         171,748
10             3,148        41,575          46,212         197,131        32,543         183,462         23,015         173,934
15             3,148        71,326          94,207         244,207        55,806         205,806         34,083         184,083
20             3,148       109,296         169,612         376,539        82,632         232,632         42,803         192,803
Age 60         3,148       298,545         784,982       1,051,875       195,419         345,419         56,884         206,884
Age 65         3,148       399,292       1,270,571       1,550,097       243,577         393,577         54,342         204,342
Age 70         3,148       527,873       2,038,516       2,364,678       294,190         444,190         44,526         194,526

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300            352         250,000            247         250,000            142         250,000
2              2,190        4,714          2,028         250,000          1,713         250,000          1,412         250,000
3              2,190        7,249          2,675         250,000          2,034         250,000          1,445         250,000
4              2,190        9,911          4,800         250,000          3,702         250,000          2,732         250,000
5              2,190       12,706          7,297         250,000          5,594         250,000          4,149         250,000
6              2,190       15,641          9,988         250,000          7,515         250,000          5,502         250,000
7              2,190       18,723         13,292         250,000          9,866         250,000          7,190         250,000
8              2,190       21,958         16,825         250,000         12,239         250,000          8,806         250,000
9              2,190       25,356         20,430         250,000         14,456         250,000         10,170         250,000
10             2,190       28,923         24,316         250,000         16,697         250,000         11,462         250,000
15             2,190       49,620         47,321         250,000         26,482         250,000         15,048         250,000
20             2,190       76,035         82,228         250,000         35,545         250,000         15,486         250,000
Age 60         2,190       76,035         82,228         250,000         35,545         250,000         15,486         250,000
Age 65         2,190      109,748        137,753         250,000         42,980         250,000         11,917         250,000
Age 70         2,190      152,776        230,158         266,983         46,258         250,000          1,972         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300             245         250,000           143        250,000              41         250,000
2              2,190        4,714           1,795         250,000         1,494        250,000           1,205         250,000
3              2,190        7,249           2,292         250,000         1,683        250,000           1,123         250,000
4              2,190        9,911           4,240         250,000         3,201        250,000           2,285         250,000
5              2,190       12,706           6,339         250,000         4,736        250,000           3,379         250,000
6              2,190       15,641           8,598         250,000         6,279        250,000           4,397         250,000
7              2,190       18,723          11,027         250,000         7,826        250,000           5,335         250,000
8              2,190       21,958          14,393         250,000        10,124        250,000           6,941         250,000
9              2,190       25,356          17,212         250,000        11,669        250,000           7,712         250,000
10             2,190       28,923          20,248         250,000        13,201        250,000           8,389         250,000
15             2,190       49,620          41,275         250,000        22,305        250,000          12,053         250,000
20             2,190       76,035          68,562         250,000        26,726        250,000           9,406         250,000
Age 60         2,190       76,035          68,562         250,000        26,726        250,000           9,406         250,000
Age 65         2,190      109,748         108,759         250,000        24,831        250,000               0         250,000
Age 70         2,190      152,776         171,703         250,000         8,491        250,000               0         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $3,916.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,916        4,112          1,806         250,000          1,603         250,000          1,401         250,000
2              3,916        8,429          5,351         250,000          4,731         250,000          4,136         250,000
3              3,916       12,962          7,537         250,000          6,255         250,000          5,072         250,000
4              3,916       17,722         12,065         250,000          9,843         250,000          7,874         250,000
5              3,916       22,720         17,218         250,000         13,743         250,000         10,785         250,000
6              3,916       27,968         22,845         250,000         17,764         250,000         13,609         250,000
7              3,916       33,478         29,611         250,000         22,523         250,000         16,961         250,000
8              3,916       39,264         36,953         250,000         27,409         250,000         20,222         250,000
9              3,916       45,339         44,751         250,000         32,246         250,000         23,211         250,000
10             3,916       51,718         53,258         250,000         37,222         250,000         26,113         250,000
15             3,916       88,727        106,876         250,000         61,831         250,000         36,693         250,000
20             3,916      135,961        193,533         259,334         89,833         250,000         43,750         250,000
Age 60         3,916      135,961        193,533         259,334         89,833         250,000         43,750         250,000
Age 65         3,916      196,244        334,583         408,191        122,665         250,000         46,995         250,000
Age 70         3,916      273,183        560,526         650,210        161,842         250,000         44,682         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,916        4,112           1,699         250,000         1,500        250,000           1,301         250,000
2              3,916        8,429           5,121         250,000         4,514        250,000           3,931         250,000
3              3,916       12,962           7,160         250,000         5,908        250,000           4,754         250,000
4              3,916       17,722          11,515         250,000         9,351        250,000           7,435         250,000
5              3,916       22,720          16,278         250,000        12,900        250,000          10,026         250,000
6              3,916       27,968          21,484         250,000        16,550        250,000          12,521         250,000
7              3,916       33,478          27,179         250,000        20,305        250,000          14,918         250,000
8              3,916       39,264          34,162         250,000        24,916        250,000          17,965         250,000
9              3,916       45,339          40,990         250,000        28,887        250,000          20,161         250,000
10             3,916       51,718          48,473         250,000        32,965        250,000          22,249         250,000
15             3,916       88,727         101,452         250,000        57,996        250,000          33,887         250,000
20             3,916      135,961         182,464         250,000        82,179        250,000          38,214         250,000
Age 60         3,916      135,961         182,464         250,000        82,179        250,000          38,214         250,000
Age 65         3,916      196,244         314,703         383,938       108,155        250,000          36,117         250,000
Age 70         3,916      273,183         523,982         607,819       135,128        250,000          22,734         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300            349         251,668            244         251,563            139         251,458
2              2,190        4,714          2,016         253,467          1,702         253,153          1,402         252,853
3              2,190        7,249          2,650         255,415          2,012         254,777          1,426         254,190
4              2,190        9,911          4,754         257,519          3,663         256,428          2,699         255,464
5              2,190       12,706          7,221         259,798          5,532         258,110          4,100         256,677
6              2,190       15,641          9,870         262,259          7,424         259,813          5,432         257,822
7              2,190       18,723         13,117         264,917          9,735         261,535          7,094         258,893
8              2,190       21,958         16,575         267,784         12,060         263,269          8,679         259,888
9              2,190       25,356         20,082         270,888         14,217         265,023         10,007         260,813
10             2,190       28,923         23,843         274,246         16,386         266,789         11,258         261,661
15             2,190       49,620         45,523         295,523         25,529         275,529         14,543         264,543
20             2,190       76,035         76,556         326,556         33,173         283,173         14,486         264,486
Age 60         2,190       76,035         76,556         326,556         33,173         283,173         14,486         264,486
Age 65         2,190      109,748        121,505         371,505         37,769         287,769         10,264         260,264
Age 70         2,190      152,776        185,883         435,883         35,839         285,839              0         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,190        2,300             241         251,560           139        251,458              37         251,357
2              2,190        4,714           1,781         253,232         1,481        252,932           1,194         252,645
3              2,190        7,249           2,263         255,027         1,657        254,422           1,100         253,865
4              2,190        9,911           4,186         256,951         3,156        255,921           2,247         255,012
5              2,190       12,706           6,251         259,016         4,665        257,429           3,322         256,086
6              2,190       15,641           8,461         261,225         6,173        258,938           4,315         257,080
7              2,190       18,723          10,825         263,590         7,676        260,441           5,224         257,989
8              2,190       21,958          14,105         266,120         9,919        261,933           6,796         258,810
9              2,190       25,356          16,811         268,826        11,395        263,410           7,526         259,540
10             2,190       28,923          19,702         271,717        12,844        264,859           8,156         260,171
15             2,190       49,620          39,183         289,183        21,210        271,210          11,481         261,481
20             2,190       76,035          61,833         311,833        24,011        274,011           8,327         258,327
Age 60         2,190       76,035          61,833         311,833        24,011        274,011           8,327         258,327
Age 65         2,190      109,748          89,106         339,106        19,117        269,117               0         250,000
Age 70         2,190      152,776         116,928         366,928             0        250,000               0         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $9,489.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              9,489         9,963           7,263         259,190         6,748         258,675          6,234         258,161
2              9,489        20,425          16,843         269,278        15,242         267,677         13,703         266,138
3              9,489        31,410          26,534         280,361        23,196         277,024         20,113         273,940
4              9,489        42,944          38,707         292,534        32,896         286,723         27,735         281,563
5              9,489        55,054          52,270         305,910        43,153         296,793         35,372         289,012
6              9,489        67,771          67,149         320,602        53,785         307,237         42,828         296,280
7              9,489        81,122          84,088         336,737        65,418         318,068         50,716         303,366
8              9,489        95,142         102,614         354,460        77,448         329,295         58,421         310,268
9              9,489       109,863         122,706         373,937        89,710         340,941         65,763         316,994
10             9,489       125,319         144,723         395,338       102,400         353,015         72,924         323,540
15             9,489       214,997         288,540         538,540       170,192         420,192        103,417         353,417
20             9,489       329,451         517,847         767,847       249,667         499,667        128,031         378,031
Age 60         9,489       329,451         517,847         767,847       249,667         499,667        128,031         378,031
Age 65         9,489       475,527         885,256       1,135,256       342,568         592,568        146,359         396,359
Age 70         9,489       661,960       1,474,139       1,724,139       449,217         699,217        156,547         406,547

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
       12.00%(10.28% NET)       6.00%(4.28% NET)       0.00%(-1.72% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
               ---------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
END OF POLICY  ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER   CASH DEATH    CASH SURRENDER      DEATH
    YEAR       OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-------------  ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              9,489         9,963           7,155         259,081         6,643         258,570          6,132         258,059
2              9,489        20,425          16,608         269,043        15,020         267,455         13,495         265,930
3              9,489        31,410          26,147         279,974        22,841         276,668         19,788         273,615
4              9,489        42,944          38,139         291,966        32,389         286,216         27,284         281,111
5              9,489        55,054          51,301         305,128        42,285         296,113         34,594         288,421
6              9,489        67,771          65,740         319,568        52,535         306,362         41,711         295,539
7              9,489        81,122          81,584         335,411        63,147         316,974         48,635         302,462
8              9,489        95,142          99,719         352,796        74,882         327,959         56,113         309,190
9              9,489       109,863         118,798         371,876        86,251         339,328         62,644         315,722
10             9,489       125,319         139,734         392,811        98,009         351,087         68,973         322,050
15             9,489       214,997         282,208         532,208       165,878         415,878        100,358         350,358
20             9,489       329,451         503,157         753,157       240,520         490,520        121,879         371,879
Age 60         9,489       329,451         503,157         753,157       240,520         490,520        121,879         371,879
Age 65         9,489       475,527         852,977       1,102,977       323,960         573,960        134,298         384,298
Age 70         9,489       661,960       1,405,594       1,655,594       412,207         662,207        133,169         383,169

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5560.4

                       CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet


The prospectus consisting of ___ pages

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940 as amended; Ohio National Life Assurance Corporation represents that the fees and charges deducted under the contract, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.


The signatures

Written consents of the following persons:



        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (3)(a) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant's Form S-6 on April 27, 1998 (File no. 333-16133).

        (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

        (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

        (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment or 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).
        (5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

        (5)(a) Endorsement, form 92-VLE-1, was filed as Exhibit (5)(a) of the Registrant's Form S-6 on October 15, 1992 (File no. 33-53350).

        (6)(a)  Articles of Incorporation of the Depositor were filed as
                Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985.

        (6)(b)  Code of Regulations (by-laws) of the Depositor were filed as
                Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

        (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

        (10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.


        (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 (File No. 2-98265) on February 21, 2001.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company act of 1940, the registrant, Ohio National Variable Account R has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 21st day of February, 2001.



                        OHIO NATIONAL VARIABLE ACCOUNT R
                                (Registrant)

                        By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                (Depositor)



                        By /s/ John J. Palmer
                           -----------------------------------------------
                           John J. Palmer
                           Executive Vice President, Strategic Initiatives



Attest:


/s/ Ronald L. Benedict
------------------------
Ronald L. Benedict
Corporate Vice President, Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 21st day of February, 2001.


                              OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                            (Depositor)


                              By /s/ John J. Palmer
                                 --------------------------
                                 John J. Palmer
                                 Executive Vice President, Strategic Initiatives


Attest:

/s/ Ronald L. Benedict
----------------------
Ronald L. Benedict
Corporate Vice President, Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature                               Title                                   Date


/s/ David B. O'Maley                    Chairman, President and
--------------------                    Chief Executive Officer
David B. O'Maley                        and Director                            February 21, 2001

/s/ Ronald J. Dolan                     Executive Vice President
--------------------                    and Chief Financial Officer
Ronald J. Dolan                         and Director                            February 21, 2001

/s/ John J. Palmer                      Executive Vice President,
--------------------                    Strategic Initiatives
John J. Palmer                          and Director                            February 21, 2001

/s/ Stuart G. Summers                   Executive Vice President and
---------------------                   General Counsel and
Stuart G. Summers                       Director                                February 21, 2001

/s/ Roylene M. Broadwell                Vice President & Treasurer
------------------------
Roylene M. Broadwell                                                            February 21, 2001

                         INDEX OF CONSENTS AND EXHIBITS


                                                               PAGE NUMBER
EXHIBIT                                                        IN SEQUENTIAL
NUMBER    DESCRIPTION                                          NUMBERING SYSTEM
-------   -----------                                          ----------------
          Consent of Jones & Blouch L.L.P.

          Consent of Ronald L. Benedict, Esq.

          Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


                                                               February 21, 2001



The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 19 to File No. 2-98265
     Post-Effective Amendment No. 14 to File No. 33-53350
     Post-Effective Amendment No. 7 to File No. 333-16133
     Post-Effective Amendment No. 1 to File No. 333-40724
     Post-Effective Amendment No. 1 to File No. 333-40636


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.




                                                Sincerely,


                                                /s/ Ronald L. Benedict
                                                ------------------------------
                                                Ronald L. Benedict
                                                Corporate Vice President,
                                                Counsel and Secretary


RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


                                                               February 21, 2001



Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 19 to File No. 2-98265
     Post-Effective Amendment No. 14 to File No. 33-53350
     Post-Effective Amendment No. 7 to File No. 333-16133
     Post-Effective Amendment No. 1 to File No. 333-40636
     Post-Effective Amendment No. 1 to File No. 333-40724


Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.


                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary


DWC/nh

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500



                               February 21, 2001


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 33-53350
              ----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 14 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.